                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              Temple-Inland Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                              [TEMPLE-INLAND LOGO]
                          1300 MOPAC EXPRESSWAY SOUTH
                              AUSTIN, TEXAS 78746

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD FRIDAY, MAY 4, 2001

To the Stockholders of Temple-Inland Inc.

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Temple-Inland Inc., a Delaware corporation (the "Company"), will be held at the Company's offices located at 303 South Temple Drive, Diboll, Texas 75941, on Friday, May 4, 2001, at 9:00 a.m., local time, for the following purposes:

          1. To elect four (4) directors to the Board of Directors of the Company to hold office until the expiration of their terms or until their respective successors have been duly elected and have qualified;

          2. To ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 29, 2001;

          3. To ratify the adoption of the Company's 2001 Stock Incentive Plan;

          4. To ratify the adoption of the Company's Stock Deferral Plan;

          5. To ratify the adoption of the Company's Directors' Fee Deferral Plan; and

          6. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on March 7, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.

                                            By Order of the Board of Directors

                                            /s/ LESLIE K. O'NEAL
                                            LESLIE K. O'NEAL
                                            Secretary

Diboll, Texas
March 23, 2001

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE PROMPTLY SO THAT YOUR SHARES OF COMMON STOCK MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGE OF THE ENCLOSED PROXY STATEMENT.

                              [TEMPLE-INLAND LOGO]
                          1300 MOPAC EXPRESSWAY SOUTH
                              AUSTIN, TEXAS 78746

                             ---------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                    SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Temple-Inland Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders to be held on Friday, May 4, 2001, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournment(s) thereof. This Proxy Statement and form of proxy are first being sent to the stockholders of the Company on or about March 23, 2001.

     The accompanying form of proxy is designed to permit each stockholder entitled to vote at the Annual Meeting to vote for or withhold voting for any or all nominees for election as director, to vote for or against or to abstain from voting on proposals 2, 3, 4 and 5 in the discretion of the proxies with respect to any other proposal brought before the Annual Meeting. When a stockholder's proxy card specifies a choice with respect to a voting matter, the shares will be voted and will be voted as specified. If no such specifications are made, the accompanying form of proxy will be voted at the Annual Meeting: For the election of the nominees under the caption "Election of Directors;" For ratification of the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 29, 2001; For ratification of the adoption of the Company's 2001 Stock Incentive Plan; For ratification of the adoption of the Company's Stock Deferral Plan; and For ratification of the adoption of the Company's Directors' Fee Deferral Plan.

     Execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company at its principal executive offices at any time before the proxy is voted or by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting.

     The Company has retained D.F. King & Co., Inc., a professional proxy solicitation firm ("D.F. King"), to assist in the solicitation of proxies. In addition to the solicitation of proxies by use of the mail, employees of D.F. King and officers and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and telegraph. Officers and employees of the Company will not receive additional compensation, but will be reimbursed for out-of-pocket expenses. D.F. King will be reimbursed for its expenses in soliciting proxies and, in addition, will receive a proxy solicitation fee not to exceed $15,000. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of stock. All costs of solicitation are to be borne by the Company.

     The Annual Report to Shareholders, covering the Company's fiscal year ended December 30, 2000 and including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

                            PURPOSES OF THE MEETING

     At the Annual Meeting, the stockholders of the Company will consider and vote upon the following matters:

          1. The election of four (4) directors to the Board of Directors of the Company to hold office until the expiration of their terms or until their respective successors have been duly elected and have qualified;

          2. The ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 29, 2001;

          3. The ratification of the adoption of the Company's 2001 Stock Incentive Plan;

          4. The ratification of the adoption of the Company's Stock Deferral Plan;

          5. The ratification of the adoption of the Company's Directors' Fee Deferral Plan; and

          6. Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

GENERAL

     The Board of Directors of the Company has fixed the close of business on March 7, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 49,259,932 shares of Common Stock of the Company issued and outstanding. The Common Stock is the only class of stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be acted on at the Annual Meeting. The attendance, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business.

CONFIDENTIAL VOTING POLICY

     On February 5, 1993, the Board of Directors of the Company adopted a confidential voting policy. The policy provides that stockholder proxies, ballots, and voting tabulations that identify the vote of the specific stockholder will not be disclosed to the Company, its directors, officers, or employees except in certain limited situations such as when legally necessary or when expressly requested by a stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table and notes thereto indicate the name, address and stock ownership of each person or group of persons known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock as of March 7, 2001.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL     PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER              OWNERSHIP       CLASS(1)
            ------------------------------------              ----------     ----------
Mutuelles AXA/AXA Financial, Inc. ..........................  4,360,462(2)        8.85%
  25, avenue Matignon
  75008 Paris, France

J. P. Morgan Chase & Co. ...................................  2,497,462(3)        5.07%
  270 Park Avenue
  New York, N.Y. 10017

The Prudential Insurance Company of America.................  4,488,340(4)        9.11%
  751 Broad Street
  Newark, New Jersey 07102-3777

Wellington Management Company, LLP..........................  3,971,722(5)        8.06%
  75 State Street
  Boston, Massachusetts 02109

---------------

(1) Based upon 49,259,932 shares of Common Stock outstanding on March 7, 2001.

(2) Based on a statement on Schedule 13G dated February 12, 2001 (the "AXA 13G") filed with the Securities and Exchange Commission ("SEC"), The Mutuelles AXA/AXA Financial, Inc. may be deemed beneficial owner of these shares.

(3) Based on a statement on Schedule 13G dated September 30, 1997 and Amendments No. 1, 2, 3 and 4 thereto dated December 31, 1997, December 31, 1998, December 31, 1999, and February 14, 2001 respectively, (the "J.P. Morgan 13G") filed with the SEC, J.P. Morgan Chase & Co. may be deemed beneficial owner of these shares, all or the majority of which are owned by investment advisor clients or account holders.

(4) Based on a statement on Schedule 13G dated February 1, 1999 and Amendments No. 1 and 2 thereto dated January 31, 2000 and January 29, 2001 respectively (the "Prudential 13G") filed with the SEC, The Prudential Insurance Company of America may have direct or indirect voting and/or investment discretion over these shares which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates.

(5) Based on a statement on Schedule 13G dated February 10, 1994 and Amendments No. 1, 2, 3, 4, 5, 6, and 7 thereto dated January 30, 1995, February 1, 1996, January 24, 1997, January 17, 1998, December 31, 1998, February 9,
    2000 and February 14, 2001, respectively, (the "Wellington 13G") filed with the SEC, Wellington Management Company, in its capacity as investment advisor, may be deemed beneficial owner of these shares, which are owned by numerous investment counseling clients.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table and notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of March 7, 2001 by
(i) each of the Company's directors and nominees for director, (ii) the Chief Executive Officer and the four other most highly compensated executive officers, and (iii) all directors and executive officers of the Company as a group.

                                                  AMOUNT AND NATURE OF                      PERCENT
                                                 BENEFICIAL OWNERSHIP(1)                  OF CLASS(2)
                                                 -----------------------                  -----------
BENEFICIAL OWNER
-----------------------------------------------
Robert Cizik...................................            31,540(3)(4)                      *
Kenneth R. Dubuque.............................            80,336(3)(4)(5)(6)                *
Anthony M. Frank...............................            23,500(3)(4)                      *
James T. Hackett...............................            12,632(3)(4)(5)                   *
William B. Howes...............................           133,156(3)(4)(6)                   *
Bobby R. Inman.................................            15,500(3)(4)                      *
Kenneth M. Jastrow, II.........................           374,630(3)(4)(5)(6)                *
James A. Johnson...............................            18,764(3)(4)(5)                   *
Randall D. Levy................................            72,581(3)(4)(6)                   *
W. Allen Reed..................................            14,712(3)(4)(5)                   *
Herbert A. Sklenar.............................            27,054(3)(4)(5)                   *
Walter P. Stern................................            58,826(3)(4)(5)(7)                *
Arthur Temple III..............................           590,911(3)(4)(5)(7)(8)             1.20%
Charlotte Temple...............................           387,126(3)(4)(9)                   *
Larry E. Temple................................            15,009(3)(4)(5)                   *
M. Richard Warner..............................           104,459(3)(4)(6)(7)                *
All directors and executive officers (26
  persons)
  as a group...................................         2,523,662(3)(4)(5)(6)(7)(8)(9)       5.12%

---------------

 *  Represents less than one percent.

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Rule 13d-3"), with additional information included as set forth in footnotes (4) and (5) below. Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power. Certain of the directors and executive officers disclaim beneficial ownership with respect to certain of these shares. Unless otherwise indicated, the above table does not include any shares that may be held by pension and profit-sharing plans of the corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees.

(2) Based upon a total of 49,259,932 shares of Common Stock issued and outstanding on March 7, 2001.

(3) Includes the following number of shares of Common Stock issuable upon the exercise of options exercisable within a period of 60 days from March 7, 2001: Mr. Cizik -- 4,000; Mr. Dubuque -- 4,875; Mr. Frank -- 20,000; Mr.
    Hackett -- 4,000; Mr. Howes -- 18,366; Mr. Inman -- 4,000; Mr. Jastrow -- 37,596; Mr. Johnson -- 3,000; Mr. Levy -- 7,810; Mr. Reed -- 3,000; Mr.
    Sklenar -- 22,000; Mr. Stern -- 16,000; Mr. Temple III -- 10,000; Ms. C.
    Temple -- 10,000; Mr. L. Temple -- 10,000; Mr. Warner -- 12,288; and all
    directors and executive officers (26 persons) as a group -- 297,959.

(4) Also includes the following number of shares of Common Stock issuable upon the exercise of options with exercise dates and terms ranging from approximately five months to fifteen years from March 7, 2001: Mr.
    Cizik -- 1,000; Mr. Dubuque -- 59,625; Mr. Frank -- 3,000; Mr.
    Hackett -- 7,000; Mr. Howes -- 80,614; Mr. Inman -- 1,000; Mr.
    Jastrow -- 283,528; Mr. Johnson -- 12,000; Mr. Levy -- 47,965; Mr.
    Reed -- 10,000; Mr. Sklenar -- 3,000; Mr. Stern -- 1,000; Mr. Temple
    III -- 1,000; Ms. C. Temple -- 1,000; Mr. L. Temple -- 3,000; Mr.
    Warner -- 62,352; and all directors and executive officers (26 persons) as a group -- 962,815. These options are not required to be reported under Rule 13d-3 and the shares underlying these options are not considered "beneficially owned" under Rule 13d-3.

(5) Includes the following number of phantom shares under the Directors' Fee Deferral Plan and the Stock Deferral Plan for employees: Mr.
    Dubuque -- 11,695, Mr. Hackett -- 1,532, Mr. Jastrow -- 10,329, Mr.
    Johnson -- 964, Mr. Reed -- 1,712, Mr. Sklenar -- 1,054, Mr. Stern -- 946,
    Mr. Temple III -- 1,712, and Mr. L. Temple -- 1,009 and all directors and executive officers (26 persons) as a group -- 33,653.

(6) Includes 141, 19,874, 2,553, 719, and 476 shares of Common Stock held for Messrs. Dubuque, Howes, Jastrow, Levy, and Warner, respectively, and 71,655 shares of Common Stock held for all directors and executive officers (26 persons) as a group by trusts under two (2) employee stock plans of the Company's subsidiaries. These shares are considered by the Securities and Exchange Commission to be beneficially owned for purposes of this Proxy Statement.

(7) Includes 2,680, 1,000, and 14,473 shares of Common Stock owned by certain relatives of Messrs. Stern, Temple III, and Warner, respectively, and 19,343 shares of Common Stock owned by relatives of all directors and executive officers (26 persons) as a group. Certain of these shares may be considered by the Securities and Exchange Commission to be beneficially owned for purposes of this Proxy Statement. Certain of the named individuals disclaim any beneficial interest in such shares.

(8) Includes 134,460 shares of Common Stock held in a trust over which Mr. Temple III is trustee. Mr. Temple III has a future income interest with respect to 33,615 of these shares and a remainder interest with respect to 33,615 of these shares. Also includes 10,608 shares held by various trusts and custodial accounts, with respect to which Mr. Temple III has sole voting and dispositive power. Mr. Temple III disclaims any beneficial ownership with respect to these 10,608 shares. Includes 137,190 shares held in two trusts for Mr. Temple III and certain of his relatives with respect to which he has a present income interest but no voting or dispositive power. Mr. Temple III has a remainder interest with respect to 58,500 of the shares held in one of these trusts. Does not include 1,260,626 shares of Common Stock held by the T.L.L. Temple Foundation, a charitable trust, of which Mr. Temple III is Chairman of the Board of Trustees. Mr. Temple III shares voting and dispositive power. Mr. Temple III disclaims any beneficial ownership with respect to such shares.

(9) Includes 67,230 shares of Common Stock held in a trust. Ms. C. Temple has a future income interest with respect to 33,615 of these shares and a remainder interest with respect to 33,615 of these shares. Also includes 126,190 shares held in two trusts for Ms. C. Temple and certain of her relatives with respect to which she has a present income interest but no voting or dispositive power. Ms. C. Temple has a remainder interest with respect to 58,500 of the shares held in one of these trusts.

                             ELECTION OF DIRECTORS

     The By-laws of the Company provide that the number of directors that constitutes the Board of Directors shall be established by vote of the Board of Directors and that the directors shall be classified with respect to the time for which they severally hold office into three classes, which classes shall as nearly as possible be equal in size. With the retirement of Mr. Stern at this meeting, the Board of Directors has accordingly set the number of directors at twelve (12), with three classes of four (4) directors each.

     Directors are elected by a plurality of the votes cast by the holders of the Company's Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

NOMINEES

     Unless otherwise indicated in the enclosed form of proxy, the persons named in such proxy intend to nominate and vote for the election of the following nominees for the office of director of the Company, to serve as directors for three (3) years or as otherwise stated herein, or until their respective successors have been duly elected and have qualified. All nominees are presently serving as directors.

 NOMINEES FOR DIRECTOR TO BE ELECTED AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS

      NAME AND YEAR FIRST
       ELECTED DIRECTOR                   PRINCIPAL OCCUPATION AND OTHER INFORMATION
      -------------------                 ------------------------------------------
Bobby R. Inman.................  Admiral Inman, 69, is Managing Director of Inman Ventures,
1987                             an investment firm. He served as Chairman of the Board of
                                 Westmark Systems, Inc., a Texas-based electronics industry holding company, from September 1986, and as its Chief
                                 Executive Officer from December 31, 1986 until December 31,
                                 1989. From January 1983 until December 1986, Admiral Inman was President and Chief Executive Officer of the
                                 Microelectronics and Computer Technology Corp. in Austin,
                                 Texas. Admiral Inman retired from active duty with the
                                 United States Navy with permanent four star rank on July 1,
                                 1982. Admiral Inman served as Chairman of the Federal
                                 Reserve Bank of Dallas from January 1987 to December 1990.
                                 He is a director of Fluor Corporation, Massey Energy
                                 Company, SBC Communications Inc., Science Applications
                                 International Corp. and Xerox Corporation.
Kenneth M. Jastrow, II.........  Chairman and Chief Executive Officer of the Company. Mr.
1998                             Jastrow, 53, was elected to his current office effective
                                 January 1, 2000. He served as Group Vice President of the
                                 Company from 1995 until 1998, as President and Chief
                                 Operating Officer in 1998 and 1999, and as Chief Financial
                                 Officer of the Company from November 1991 until 1999. Mr.
                                 Jastrow is also a director of MGIC Investment Corporation.
James A. Johnson...............  Chairman and Chief Executive Officer of Johnson Capital
2000                             Partners. Mr. Johnson, 57, served as Chairman of the
                                 Executive Committee of the Board of Fannie Mae in 1999 and
                                 as Chairman and Chief Executive Officer of Fannie Mae from
                                 1991 through 1998. He is also a director of Cummins Engine
                                 Company, Inc., Target Corporation, The Goldman Sachs Group,
                                 Inc., Kaufman and Broad Home Corporation, UnitedHealth
                                 Group, and Gannett Co., Inc.
Herbert A. Sklenar.............  Chairman of the Board Emeritus of Vulcan Materials Company,
1993                             a producer of construction materials and chemicals. Mr.
                                 Sklenar, 69, served as President of Vulcan Materials Company from 1983 until his election as Chairman in 1992, he served as its Chief Executive Officer from 1986 until February 1997 and he served as Chairman from 1992 until his retirement in
                                 1997. Mr. Sklenar is also a director of Vulcan Materials
                                 Company.

     Although the Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company, the persons named in the enclosed form of proxy intend, if any nominee becomes unavailable, to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. INMAN, JASTROW, JOHNSON, AND SKLENAR AS DIRECTORS OF THE COMPANY.

CONTINUING DIRECTORS

     The following information is provided with respect to directors who will continue to serve as directors of the Company until the expiration of their terms.

        DIRECTORS TO SERVE UNTIL THE 2002 ANNUAL MEETING OF STOCKHOLDERS

         NAME AND YEAR FIRST
          ELECTED DIRECTOR                      PRINCIPAL OCCUPATION AND OTHER INFORMATION
         -------------------                    ------------------------------------------
Anthony M. Frank.....................  Chairman of Belvedere Capital Partners, Inc. Mr. Frank, 69,
1992                                   served as Postmaster General of the United States from 1988 until 1992. Prior to his appointment as Postmaster General,
                                       Mr. Frank served as Chairman of the Board and Chief
                                       Executive Officer of the San Francisco-based First
                                       Nationwide Bank. He has also served as Chairman of the
                                       Federal Home Loan Bank of San Francisco and Chairman of the
                                       California Housing Finance Agency, and was the first
                                       Chairman of the Federal Home Loan Mortgage Corporation
                                       Advisory Board. Mr. Frank is also a director of The Charles
                                       Schwab Corporation, General American Investors Company,
                                       Inc., Bedford Properties, Inc., Crescent Real Estate
                                       Equities, and Cotelligent, Inc.
William B. Howes.....................  Executive Vice President of the Company. Mr. Howes, 63,
1996                                   served as Group Vice President of the Company from July 1993 until his election as Executive Vice President in 1996. Mr.
                                       Howes was elected Chairman of the Board and Chief Executive
                                       Officer of the Company's Inland Paperboard and Packaging,
                                       Inc. subsidiary ("Inland") in 1993 after serving as the
                                       President and Chief Operating Officer of Inland since April
                                       1992.
W. Allen Reed........................  President and Chief Executive Officer of General Motors
2000                                   Investment Management Corporation. Mr. Reed, 53, was elected to his current position in 1994 and also serves as Chairman and CEO of the GM Trust Company and as a Corporate Vice
                                       President of General Motors Corporation. He is also a
                                       director of iShares, Inc., FLIR Systems, Inc. and General
                                       Motors Acceptance Corporation (GMAC).
Charlotte Temple.....................  Owner and President of Temple Vineyards, grower of prime
1994                                   Napa Valley grapes. Ms. Temple, 61, is also a private
                                       investor with prior experience in the commercial real estate investment area. Ms. Temple is also a director of Exeter
                                       Investment Company.

        DIRECTORS TO SERVE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

         NAME AND YEAR FIRST
          ELECTED DIRECTOR                      PRINCIPAL OCCUPATION AND OTHER INFORMATION
         -------------------                    ------------------------------------------
Robert Cizik.........................  Mr. Cizik, 69, is the former Chairman and Chief Executive
1983                                   Officer of Cooper Industries, Inc., Houston, Texas, a
                                       diversified international manufacturing company (1975-1996).
                                       He currently serves as Non-Executive Chairman of Koppers
                                       Industries, Inc., Pittsburgh, Pennsylvania. He is also a
                                       Director of Air Products and Chemicals, Inc. He previously served as a director of Harris Corporation from 1988 until
                                       November 1999.
James T. Hackett.....................  Chairman, President and Chief Executive Officer, Ocean
2000                                   Energy, Inc. Mr. Hackett, age 47, was Chairman and Chief
                                       Executive Officer of Seagull Energy Corporation from 1998
                                       until it merged with Ocean Energy, Inc. in March 1999, when he assumed the title of Chief Executive Officer and
                                       President. He assumed the Chairman title on January 1, 2000.
                                       Mr. Hackett served as President-Energy Services Group of
                                       Duke Energy Corporation, Houston, Texas from 1997 until 1998 and as Executive Vice President of PanEnergy Corporation
                                       (which merged into Duke Energy) from 1996 until 1997. Mr.
                                       Hackett served as Senior Vice President and President of the
                                       Trident Division of NGC Corporation from 1995 until 1996.
                                       Mr. Hackett is also a director of New Jersey Resources
                                       Corporation and Kaiser Aluminum & Chemical Corporation.
Arthur Temple III....................  Chairman of the Board and Chief Executive Officer of Exeter
1983                                   Investment Company. Mr. Temple III, 59, has served as
                                       Chairman of the Board of Exeter Investment Company from 1975 to early 1982 and since March 1986. From 1973 until 1980 Mr.
                                       Temple III served as a member of the Texas legislature and from January 1981 until March 1986 he served as a member and
                                       Chairman of the Railroad Commission of Texas, which
                                       regulates mineral resources and for-hire highway
                                       transportation in Texas. Mr. Temple III is also Chairman of the Board of First Bank & Trust, East Texas.
Larry E. Temple......................  Mr. Temple, 65, is an attorney and during the last five
1991                                   years has been in private practice. He has served as
                                       Chairman of the Texas Select Committee on Higher Education,
                                       as Chairman of the Texas Higher Education Coordinating
                                       Board, and as a member of the Texas Guaranteed Student Loan
                                       Corporation. Mr. Temple has also served on several boards of the University of Texas and is a member of the Board and
                                       President of the Lyndon B. Johnson Foundation. Mr. Temple
                                       formerly served as Special Counsel to President Lyndon B.
                                       Johnson and as an Executive Assistant to Texas Governor John
                                       Connally.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There is no family relationship between any of the nominees, continuing directors and executive officers of the Company other than Mr. Temple III and Ms. C. Temple, who are brother and sister.

     Mr. Temple III is a director, officer and 66 2/3% stockholder of Demco Manufacturing Company ("Demco"). During 2000, Demco performed machinery repair services for Temple-Inland Forest Products Corporation ("Forest Products"), a wholly-owned subsidiary of the Company, in the ordinary course of business at an aggregate cost to Forest Products of $198,370. It is expected that Demco will continue to perform services for subsidiaries of the Company in the future.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto or written representations in lieu of Form 5 furnished to the Company with respect to its most recent fiscal year, the Company has not identified any person who failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are six standing committees of the Board. Set forth below is a description of the functions of those committees and the members of the Board serving on such committees. Except for the Executive Committee, which has never met, all voting members of all committees consist solely of outside directors and an outside director is the chairman of each committee.

     Audit Committee. The Audit Committee of the Board of Directors assists the Board in monitoring the integrity of the Company's financial statements and financial reporting procedures, the adequacy of the Company's internal accounting and financial controls, the independence and performance of the Company's internal and external auditors, and compliance with the Company's Standards of Business Conduct. The members of the Audit Committee are Messrs. Sklenar (Chairman), Frank, Hackett, L. Temple and Ms. C. Temple. During 2000, the Audit Committee met four (4) times.

     Corporate Governance Committee. The Corporate Governance Committee periodically reviews the structure of the Board to assure that the proper skills and experience are represented on the Board, recommends nominees to serve on the Board of Directors, reviews potential conflicts of prospective Board members, recommends the size of the Board, recommends the membership of the committees, reviews corporate governance issues, reviews shareholder proposals, and reviews outside directorships in other publicly held companies by senior officers of the Company. Nominees to serve on the Board of Directors are selected on the basis of recognized achievements and their ability to bring various skills and experience to the deliberations of the Board. The members of the Corporate Governance Committee are Messrs. Stern (Chairman), Frank, Hackett, and Reed. The Chairman of the Board is a nonvoting ex-officio member. The Corporate Governance Committee met three (3) times during 2000.

     Pursuant to the Company's By-laws, notice of a stockholder's intent to make a nomination for the Board of Directors must contain certain specified information regarding the nominating stockholder and the nominee and must be received by the Secretary of the Company not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding annual meeting of stockholders (or in the case of an annual meeting called for a date more than 50 days prior to such anniversary date or in the case of a special meeting of stockholders, not later than the close of business on the 10th day following the date on which notice of such annual meeting or special meeting is first mailed to stockholders or made public, whichever occurs first).

     Executive Committee. The Executive Committee may exercise all the authority of the Board of Directors in the management of the business and affairs of the Company, except for matters related to the composition of the Board, changes in the By-laws and certain other significant corporate matters. The members of the Executive Committee are the Chairman of the Board, who will serve as Chairman of the Executive Committee, and the Chairman of each standing committee of the Board. The Executive Committee did not meet in 2000.

     Finance Committee. The Finance Committee reviews the Company's financial planning, structure, condition and requirements for funds; makes recommendations to the Board of Directors concerning all forms of major financing, including the issuance of securities, corporate borrowings, and investments; monitors the Company's relationship with its lenders and compliance with financing agreements; reviews capital expenditures and makes recommendations to the Board concerning the financing thereof; makes recommendations to the Board concerning the Company's dividends and dividend policy; makes recommendations to the Board concerning the stock repurchase program; and oversees the Company's employee benefit plan investment committee and policies. The members of the Finance Committee are Messrs. Cizik (Chairman), Reed, Stern and Temple III. The Chairman of the Board is a nonvoting ex-officio member. The Finance Committee met four (4) times during 2000.

     Management Development and Executive Compensation Committee. The Management Development and Executive Compensation Committee ("Compensation Committee") is responsible for ensuring that a proper system of short and long-term compensation is in place to provide performance-oriented incentives to management; overseeing management succession and development plans; making recommendations concerning compensation programs, retirement plans and other employee benefit programs; approving the salaries and bonuses of all officers of the Company and certain other personnel; and making recommendations with respect to bonus, stock option, restricted stock, phantom stock, stock performance, stock appreciation rights or other current or proposed incentive plans. Certain of the foregoing plans are administered by a subcommittee composed solely of those members of the Compensation Committee who meet the definition of "outside director" under Section 162(m) of the Internal Revenue Code and the definition of "non-employee director" under Section 16 of the Securities Exchange Act of 1934 with respect to those employees who are covered by such laws. The members of the Compensation Committee are Messrs. Inman (Chairman), Cizik, Johnson, Sklenar, and Temple III. The Chairman of the Board attends the meetings as a nonvoting ex-officio member. During 2000, the Compensation Committee met four
(4) times.

     Public Policy/Environmental Committee. The Public Policy/Environmental Committee acts in an advisory capacity to the Board of Directors regarding the Company's activities that relate to matters of public policy and the environment. In fulfilling its responsibilities, the committee considers and reviews from time to time the Company's policies and practices that address issues of social and public concern, as well as significant legislative, regulatory and social trends. The members of the Public Policy/Environmental Committee are Messrs. L. Temple (Chairman), Frank, Inman, Johnson and Ms. C. Temple. The Chairman of the Board is a nonvoting ex-officio member. The Public Policy/Environmental Committee met three (3) times during 2000.

BOARD MEETINGS

     During 2000, the Board of Directors held six (6) meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he or she served.

DIRECTOR COMPENSATION

     During 2000, the Corporate Governance Committee conducted a study of director compensation with the assistance of an independent consultant. The consultant recommended certain changes in the Company's director compensation program to more closely align director compensation with shareholder interests. The Board has adopted these changes, subject to shareholder approval of a new plan described below and on page 24. The primary focus of the new program is a fee deferral plan that encourages stock ownership in the form of a match on amounts deferred. The new plan replaces the Company's directors' retirement plan, which was frozen at the current retainer fee of $35,000 based on Board service at the end of 2000. Directors who choose cash payment instead of deferring their fees will not receive a retirement benefit for service after 2000 and will not receive a match.

     Directors who are not employees of the Company will receive in 2001 an annual retainer of $35,000 and a $2,000 fee for attendance at regular and special Board meetings. Directors who serve on committees of the Board receive $1,000 for each committee meeting held in conjunction with a Board meeting and $2,000 for each other committee meeting. The chairmen of committees of the Board receive an additional annual retainer of $5,000. Directors are reimbursed for expenses incurred in attending Board and committee meetings, including those for travel, food and lodging. Directors who are employees of the Company are not compensated for their Board and committee activities.

     Under the Company's Stock Option Plan, each person who is first elected a non-employee director is automatically granted upon such election a nonqualified stock option covering 10,000 shares of Common Stock at an exercise price per share equal to the fair market value of the stock on the date the option is granted. This award vests 40% after one year, 40% after two years, and 20% after three years. Each year after election, a director will be granted an additional nonqualified stock option covering 1,000 shares of Common Stock at an exercise price per share equal to the fair market value of the stock on the date of the option grant. All options vest 40% after one year, 40% after two years, and 20% after three years. All options have a term of 10 years. Any non-employee director may also, pursuant to the terms of the Company's Stock Option Plan, make an election to receive 2,000 nonqualified stock options in lieu of his annual retainer fees at a price equal to the fair market value of the stock on the first trading day in January less the amount of the annual retainer fee. This option vests 100% after one year and has a term of fifteen years.

     Under the new Fee Deferral Plan, non-employee directors who choose to defer their retainer fees or meeting fees will receive a match of 133% in the form of phantom stock units. Directors who choose stock options in lieu of their annual retainer fees are also eligible for the match. The number of phantom stock units is determined by dividing the deferred or matching amount by the value of the Company's stock on the date deferred. A director may elect to receive cash or stock in payment of his phantom stock units at retirement.

     Directors who are within 5 years of retirement were given a one-time election to remain under the old directors' retirement plan. Under that plan, directors will receive an annual retirement benefit equal to the current annual retainer fee at the time they retire. The benefit will be paid for a number of years equal to the number of years the director served as a member of the Board. In the event of the director's death, the remainder of the benefit will be paid to his spouse if living. Under the directors' retirement plan, a non-employee director may also elect to defer his Board fees until the earlier of retirement, death, or, in certain circumstances, termination of membership on the Board. Any Board fees that are deferred accrue interest at the prime commercial lending rate.

     Both the new Directors' Fee Deferral Plan and the frozen directors' retirement plan contain provisions for accelerating payment in the event of a change in control if the director's service terminates, along with a gross-up provision in the event the director is required to pay excise tax on the accelerated payment.

EXECUTIVE COMPENSATION

    Report of the Management Development and Executive Compensation Committee on Executive Compensation

     The Company's executive compensation program is designed to align compensation with business strategy, performance, and stockholder values. The program includes salary, short-term cash incentives, and a long-term incentive program primarily based on stock options and restricted stock. The Committee considers all elements of the compensation package in total, rather than any one element in isolation. In 2000, for example, salaries were not increased (except for one officer whose salary was increased in connection with a promotion), while incentive bonuses were used to reward performance and long-term incentive awards were made as motivation for future performance. In making compensation decisions, the Committee bases its judgments on a review of personal and business unit performances.

     It is the Company's policy to obtain the maximum deduction on its tax return for compensation paid to its executive officers consistent with the Company's compensation goals. The Committee has adopted a policy requiring the deferral of any compensation that exceeds the permissible deduction under
Section 162(m) of the Internal Revenue Code until such time as the maximum deduction under Section 162(m) may be taken. However, the Committee reserves the right to waive this requirement to further the Company's compensation goals from time to time. All compensation paid in 2000 should qualify for a deduction under
Section 162(m).

     Since its inception in 1984, Temple-Inland's compensation philosophy has been to ensure that stockholder returns are a top priority in evaluating the effectiveness of the compensation program. The following paragraphs outline the Compensation Committee's objectives.

     Base Salary. Base salaries are maintained at competitive levels considering the performance and longevity of the employee. To ensure that the Company's compensation remains competitive, the Committee from time to time reviews information from several independent surveys of comparably-sized companies. Since the market for executive talent extends beyond any particular industry, the survey data include both companies in the industry as well as companies outside the industrial classification represented in the Paper Industry Index referred to below under "Performance Graph." Surveys indicate base salaries for most of the Company's named executive officers are currently competitive to the mid ranges. Base salaries are usually reviewed every two years and were not increased in 2000 except for one officer whose salary was increased in connection with his promotion. In making its salary decisions, the Committee places its emphasis on the particular executive's experience, responsibilities, and performance. No specific formula is applied to determine the weight of each factor. However, the Company has historically followed a policy of using the incentive bonus rather than base salary to reward outstanding performance.

     Incentive Bonus. Short-term cash incentive awards are based largely on individual performance and on the performance of the group or business segment in which the individual is a key employee. Included in the evaluation of an employee are the current earnings of the group, personal performance, and the degree to which the employee's actions have laid the groundwork for future earnings. Financial performance of the business segment is given greater weight than other business accomplishments in determining bonus payments. The types and relative importance of specific financial and other business factors vary among the Company's executives depending on their positions and the particular operations or functions for which they are responsible. The evaluations of the CEO, the CFO and the Chief Administrative Officer are based on the consolidated results of the Company.

     In 2000, the Committee adopted targeted award levels based on levels of return on invested capital. However, these formulas are considered guidelines only. The Committee reviews actual earnings and performance (including comparisons to competitors where appropriate) after the end of the year and determines in its business judgment the size of each executive's award. The Paper Group had earnings of $205 Million in 2000 compared with $103 Million in 1999; the Executive Vice President over this segment received a $315,000 bonus for 2000 compared with a $250,000 bonus for 1999. The Financial Services Group had earnings of $189 Million in 2000 compared with $138 Million in 1999. The Group Vice President-Financial Services received a bonus of $500,000 for 2000 compared with $325,000 for 1999. Mr. Jastrow, II received a bonus of $785,000 for 2000 in his role as Chairman and Chief Executive Officer. He received a bonus of $600,000 for 1999 in his role as President and Chief Operating Officer. The Chief Administrative Officer received a bonus of $325,000 for 2000 compared with $250,000 for 1999. The Chief Financial Officer received a bonus of $325,000 for 2000 compared with $250,000 for 1999. No specific weightings have been assigned under the bonus program to the factors considered by the Committee in the exercise of its business judgment.

     Long-Term Incentive Awards. In 2000, the key executives listed in the proxy statement received an annual grant of stock options under a long-term incentive program. There is no other long-term incentive program. The program is primarily based on the stock option grant, which is a dollar value of options based on the executive's position and importance to the Company's long range performance. These options are granted at market and expire in ten (10) years. The options will vest 15% per year on the second, third, fourth, and fifth anniversaries and 40% on the sixth anniversary following the date of grant. Option awards are basically set at a percentage of targeted compensation. However, within these guidelines, the Committee also considers previous option grants, tenure, and responsibilities of the executive. In the case of a new key executive, or an executive assuming new responsibilities, an initial grant may be made above targeted levels.

     To further align executives' financial interests with those of the Company and its stockholders, the Committee has adopted minimum stock ownership guidelines for these executives:

           VALUE OF OWNERSHIP OF STOCK AS A MULTIPLE OF ANNUAL SALARY

POSITION                                                MULTIPLE OF SALARY
--------                                                ------------------
Chief Executive Officer...............................          5x
Executive Vice Presidents and Group Vice Presidents...          3x
Other Tier I Executives...............................          3x
Tier II Executives....................................          2x

     Generally, "Tier I" includes the Company's senior executive officers (including the five executives listed in the proxy statement) and "Tier II" includes the next highest level of Company management.

     The Chief Executive Officer. In reviewing Mr. Jastrow's performance, the Committee considered all of the factors set forth in the above paragraphs. However, the Committee focused primarily on the Company's performance, measured in large part by its net earnings. In 2000, the Company had continuing earnings of $204 Million (excluding an after-tax special charge of $9 million) and Mr. Jastrow received a bonus of $785,000.

     As noted above, the size of long term incentive awards is set in accordance with the individual executive's responsibilities and performance. The difference in the number of options granted from year to year is due to variations in the stock price on the date of award ($55.28 in 2000), as well as adjustments made by the Committee in consideration of promotions. Mr. Jastrow received 100,000 options in 2000 and his salary was increased in connection with his promotion to Chief Executive Officer.

     Other Information. Reference is made to the following charts and tables for actual compensation grants and awards to key executives, as well as the Company's performance for the last five (5) years, and to page 25 of the Company's Annual Report to Shareholders for information concerning the Company's profitability.

                                            Bobby R. Inman, Chairman
                                            Robert Cizik
                                            James A. Johnson
                                            Herbert A. Sklenar
                                            Arthur Temple III

     The following table summarizes all compensation earned with respect to the Company's last fiscal year by the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year:

                      TABLE 1: SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                     ----------------------------------   ---------------------------------
                                                                                  AWARDS            PAYOUTS
                                                                          -----------------------   -------
                                                                          RESTRICTED   SECURITIES
          NAME AND                                         OTHER ANNUAL     STOCK      UNDERLYING    LTIP      ALL OTHER
         PRINCIPAL                    SALARY     BONUS     COMPENSATION    AWARD(S)     OPTIONS/    PAYOUTS   COMPENSATION
          POSITION            YEAR     ($)       ($)(1)       ($)(2)         ($)       SARS(#)(3)     ($)        ($)(4)
         ---------            ----   --------   --------   ------------   ----------   ----------   -------   ------------
            (a)               (b)      (c)        (d)          (e)           (f)          (g)         (h)         (i)
Kenneth M. Jastrow, II,       2000   $567,308   $785,000          N/A         $0        100,000       $0        $ 92,326
Chairman and Chief            1999    475,000    600,000          N/A          0         48,000        0           3,000
Executive Officer             1998    448,077    450,000          N/A          0         51,344        0           3,000
Kenneth R. Dubuque, Group     2000   $310,000   $500,000          N/A         $0         18,000       $0        $125,782
Vice President, Financial     1999    310,000    325,000          N/A          0         12,500        0           9,100
Services                      1998     75,314    150,000     $145,088          0         10,000        0               0
William B. Howes, Director    2000   $452,016   $315,000          N/A         $0         25,000       $0        $  4,000
and Executive Vice President  1999    449,932    250,000          N/A          0         15,000        0           3,000
                              1998    425,672    100,000          N/A          0         14,000        0           3,000
Randall D. Levy, Chief        2000   $325,000   $325,000          N/A         $0         18,000       $0        $  4,000
Financial Officer             1999    277,083    250,000          N/A          0          5,000        0           9,100
                              1998    210,000    390,000          N/A          0          9,000        0           9,100
M. Richard Warner, Chief      2000   $325,000   $325,000          N/A         $0         18,000       $0        $  4,000
Administrative Officer        1999    301,924    250,000          N/A          0         12,500        0           3,000
                              1998    249,231    150,000          N/A          0         10,000        0           3,000

---------------

(1) Mr. Dubuque has deferred the full amount of his bonus and Mr. Jastrow deferred a portion of his bonus under the Temple-Inland Inc. Stock Deferral and Payment Plan described on page 23.

(2) The amount shown for Mr. Dubuque is a relocation bonus. For all other officers, this column is not applicable. The dollar value of perquisites and other personal benefits, or securities or property paid or earned during the fiscal year other than pursuant to a plan, does not exceed the lesser of $50,000 or 10% of the annual salary and bonus reported for each officer and is therefore not reported.

(3) SARs are not granted under the Company's plans.

(4) Amounts shown are annual contributions or other allocations to defined contribution retirement plans. The amount shown for Mr. Dubuque also includes the amount of matching phantom shares credited to his account in connection with the deferral of his bonus for the year 2000. The amount shown for Mr. Jastrow also includes the amount of matching phantom shares credited to his account in connection with the deferral of his bonus for the year 2000 and a rollover of his deferral for the year 1999 from another plan.

     Each of the five (5) executive officers named above has entered into a change in control agreement with the Company that provides for three (3) years' pay and benefits in the event his employment is terminated following certain change in control events. The change in control agreements also contain gross-up provisions in the event the officer is required to pay excise tax on such amounts but only if the payments exceed 110% of the amount that would not be subject to excise tax. Except for the change in control agreements, none of the five (5) executive officers named above has an employment contract with the Company or an agreement providing for severance payments in the event his employment is terminated.

     During 2000, the Company had a stock option plan in place under which options were granted to employees. Employees also exercised options granted under a prior plan. Each of the plans was approved by the stockholders and administered by non-employee members of the Board of Directors. The options were granted at full market value on the date of the grant, and these exercise prices have never been reduced. Options have been granted to approximately 500 current middle and upper level company employees who have direct responsibilities to improve the profitability of the Company. The Company also had a restricted stock plan in place under which restricted shares were granted to certain employees, but none were granted during 2000 to the five executive officers named above.

     The following table summarizes the stock options granted to the five (5) named executive officers in the last fiscal year:

               TABLE 2: OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                                                                                           GRANT
                                                                                                            DATE
                                          INDIVIDUAL GRANTS                                               VALUE(2)
------------------------------------------------------------------------------------------------------   ----------
                                                    PERCENT OF TOTAL                                       GRANT
                           NUMBER OF SECURITIES       OPTIONS/SARS       EXERCISE OR                        DATE
                           UNDERLYING OPTIONS/    GRANTED TO EMPLOYEES   BASE PRICE                       PRESENT
          NAME               SARS GRANTED(#)         IN FISCAL YEAR        ($/SH)      EXPIRATION DATE    VALUE($)
          ----             --------------------   --------------------   -----------   ---------------   ----------
           (a)                     (b)                    (c)                (d)             (e)            (f)
Kenneth M. Jastrow, II...        100,000                 10.30%            $55.28         02/04/10       $1,827,000
Kenneth R. Dubuque.......         18,000                  1.85%            $55.28         02/04/10       $  328,860
William B. Howes.........         25,000                  2.57%            $55.28         02/04/10       $  456,750
Randall D. Levy..........         18,000                  1.85%            $55.28         02/04/10       $  328,860
M. Richard Warner........         18,000                  1.85%            $55.28         02/04/10       $  328,860

---------------

(1) Options to purchase Temple-Inland Inc. Common Stock. The exercise price is the average of the high and low sales price of a share of Company Common Stock on the New York Stock Exchange on the date of grant. Exercise prices have never been repriced. Withholding taxes may be paid with exercised shares. No general or freestanding stock appreciation rights ("SARs") were granted. All grants to the named executive officers under the Stock Option Plan include a provision for acceleration of vesting in certain change of control situations. All options awarded to the executives become exercisable in 15% increments on 02/04/02, 02/04/03, 02/04/04, 02/04/05, and the
    remaining 40% becomes exercisable on 02/04/06.

(2) The Grant Date Present Value was determined using the Black-Scholes option pricing model. The expected volatility was measured by the Standard Deviation of a statistical distribution using daily closing stock prices for the last thirteen (13) years for an assumed expected volatility of 29.7%. The annual risk free rate of return during the contractual life of the option (ten years) was 5.12%. The expected dividend yield or dividend adjusted stock prices was assumed to be 2.7%. The time of exercise was assumed to be at the expiration of the options.

     The following table summarizes the stock option exercises and value of options held at year-end of the five (5) named executive officers:

            TABLE 3: AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                       YEAR AND FY-END OPTION/SAR VALUES

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED             IN-THE-MONEY
                               SHARES                         OPTIONS/SARS AT FISCAL             OPTIONS/SARS
                              ACQUIRED                            YEAR-END(#)(2)           AT FISCAL YEAR-END($)(3)
                                 ON            VALUE        ---------------------------   ---------------------------
           NAME              EXERCISE(#)   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   --------------   -----------   -------------   -----------   -------------
            (a)                  (b)            (c)                     (d)                           (e)
Kenneth M. Jastrow, II.....         0                0        17,529         203,595        $48,546        $59,334
Kenneth R. Dubuque.........         0                0         1,500          39,000        $ 2,775        $15,725
William B. Howes...........     9,600         $161,376        10,569          66,411        $54,810        $66,990
Randall D. Levy............       717         $    631         8,645          30,847        $26,315        $ 8,317
M. Richard Warner..........    13,864         $143,354         6,792          47,848        $36,540        $44,660

---------------

(1) Value based on the average of the high and low sales prices of a share of Temple-Inland Inc. Common Stock on the New York Stock Exchange on the date of exercise, which is the valuation used in the Stock Option Plan, less the option exercise price.

(2) SARs are not granted under the Company's Stock Option Plan.

(3) Value based on the average of the high and low sales prices of a share of Temple-Inland Inc. Common Stock on the New York Stock Exchange on December 29, 2000, less the option exercise price.

                               PERFORMANCE GRAPH

     During the five preceding fiscal years, the Company's cumulative total stockholder return compared to the Standard & Poor's 500 Stock Index and to the Standard & Poor's Paper Industry Index was as shown in the following Table 4:

                          TABLE 4: TEMPLE-INLAND INC.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*





                                          1995          1996           1997          1998          1999          2000
                                         -------       -------       -------       -------       -------       -------
Temple-Inland I            Return %                      26.60         (1.24)        16.12         13.51        (16.44)
                           Cum $         $100.00       $126.60       $125.03       $145.18       $164.79       $137.70

S&P 500                    Return %                      22.96         33.36         28.58         21.05         (9.10)
                           Cum $         $100.00       $122.96       $163.98       $210.84       $255.23       $232.00

PAPER & FOREST PRODUCTS    Return %                      10.62          7.22          1.99         39.82        (18.11)
                           Cum $         $100.00       $110.62       $118.61       $120.96       $169.13       $138.50




       ASSUMES $100 INVESTED ON THE LAST TRADING DAY IN FISCAL YEAR 1995
                *TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

     The named executive officers (except for Mr. Dubuque) also participate in defined benefit pension plans of the Company's subsidiaries, with estimated benefits shown below.

                          TABLE 5: PENSION PLAN TABLE

                                                          YEARS OF SERVICE
                                      ---------------------------------------------------------
REMUNERATION                            10        15        20        25        30        35
------------                          -------   -------   -------   -------   -------   -------
$ 500,000...........................   78,000   116,000   155,000   194,000   233,000   272,000
   550,000..........................   86,000   128,000   171,000   214,000   257,000   300,000
   600,000..........................   94,000   140,000   187,000   234,000   281,000   328,000
   650,000..........................  102,000   152,000   203,000   254,000   305,000   356,000
   700,000..........................  110,000   164,000   219,000   274,000   329,000   384,000
   750,000..........................  118,000   176,000   235,000   294,000   353,000   412,000
   800,000..........................  126,000   188,000   251,000   314,000   377,000   440,000
   850,000..........................  134,000   200,000   267,000   334,000   401,000   468,000
   900,000..........................  142,000   212,000   283,000   354,000   425,000   496,000
 1,000,000..........................  158,000   236,000   315,000   394,000   473,000   552,000
 1,100,000..........................  174,000   260,000   347,000   434,000   521,000   608,000
 1,200,000..........................  190,000   284,000   379,000   474,000   569,000   664,000
 1,300,000..........................  206,000   308,000   411,000   514,000   617,000   720,000
 1,400,000..........................  222,000   332,000   443,000   554,000   665,000   776,000
 1,500,000..........................  238,000   356,000   475,000   594,000   713,000   832,000
 1,600,000..........................  254,000   380,000   507,000   634,000   761,000   888,000
 1,700,000..........................  270,000   404,000   539,000   674,000   809,000   944,000

     The above table shows the estimated annual pension payable upon retirement to employees in specified remuneration and years-of-service classifications. Retirement benefits are calculated using final average pay based on the highest five (5) of the employee's last ten (10) years of service. Compensation covered by the Company's retirement plans includes salaries and bonuses, but excludes all other forms of compensation shown in the foregoing tables such as stock options. Messrs. Jastrow, Howes, Levy, and Warner are currently credited with approximately 22, 10 1/2, 11 1/2, and 14 1/2 years of service, respectively. If such officers continue in the employ of the Company until their respective retirement dates, at such time they would be credited with approximately 33, 11 1/2, 27, and 30 years of service, respectively. The estimated amounts are based on the assumption that payments under the Company's retirement plans will commence upon normal retirement (age 65), that the Company's retirement plans will continue in force and that the benefit payment will be in the form of a life annuity. Amounts shown in the table above are not subject to any deduction for Social Security or other offset amounts.

     Mr. Dubuque participates in a defined contribution pension plan. Under this plan, an amount equal to 3 1/2% of his compensation is contributed to an account in his name each year. This amount is calculated based upon his salary and bonus, but excludes all other forms of compensation shown in the foregoing tables such as stock options. This amount vests after five years of service and is not subject to any deduction for Social Security or other offset amounts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no Compensation Committee interlocks among the members of the board. Mr. Temple III, a member of the Compensation Committee, however, participated in the following transactions:

     Mr. Temple III is a director, officer and 66 2/3% stockholder of Demco. During 1999, Demco performed machinery repair services for Forest Products in the ordinary course of business at an aggregate cost to Forest Products of $198,370. It is expected that Demco will continue to perform services for subsidiaries of the Company in the future.

                         REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the Board of Directors on May 5, 2000, a copy of which is filed as Appendix "D" to this proxy statement, the Audit Committee of the Board of Directors assists the Board in monitoring the integrity of the Company's financial statements and financial reporting procedures, the adequacy of the Company's internal accounting and financial controls, the independence and performance of the Company's internal and external auditors, and compliance with the Company's Standards of Business Conduct. All members of the Committee are independent within the meaning of the listing standards of the New York Stock Exchange.

     During the year ended December 30, 2000, the Committee met four times. During each of the first three meetings of the year, the Committee reviewed with financial management and the independent auditors the Company's quarterly financial statements prior to their inclusion in the Company's Quarterly Report on Form 10-Q.

     The Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the independence of the firm consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the independent auditors any relationships that may affect their objectivity and independence. The Committee also considered whether providing Financial Information Systems Design and Implementation Services and Other Non-Audit Services, the fees for which are set forth under "Proposal To Ratify the Selection of Ernst & Young LLP as Independent Auditors," is compatible with maintaining the independence of the independent auditors. The Committee has satisfied itself as to the independence of the auditors. The Committee also discussed with management, the internal auditors, and the independent auditors the quality and adequacy of the Company's internal accounting and financial controls. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." The Committee discussed and reviewed with the independent auditors, the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     In conjunction with its quarterly reviews, the Committee has met with one or more representatives of the external auditors and with the Corporate Audit Director in separate executive sessions without other members of senior management present to discuss matters that the Committee or any of these persons believe should be discussed privately.

     The Committee reviewed the audited financial statements of the Company as of and for the year ended December 30, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on this review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 30, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to stockholder ratification, of the independent auditors. The Board concurred in such recommendations.

                                            Herbert A. Sklenar, Chairman
                                            Anthony M. Frank, Member
                                            James T. Hackett, Member
                                            Charlotte Temple, Member
                                            Larry E. Temple, Member

             PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
                            AS INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors has selected Ernst & Young LLP as independent auditors for the Company to examine its consolidated financial statements for the fiscal year ending December 29, 2001. Ernst & Young LLP currently serves the Company as independent auditors. During 2000, the Company paid Ernst & Young LLP $1,409,000 for Audit Fees and $1,045,000 for All Other Fees. The Company did not pay Ernst & Young LLP any Financial Information Systems Design and Implementation Fees. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     Stockholder ratification is not required for the selection of Ernst & Young LLP, since the Board of Directors has the responsibility for selecting the Company's independent auditors. The selection, however, is being submitted for ratification at the Annual Meeting. No determination has been made as to what action the Board of Directors would take if stockholders do not ratify the selection.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 29, 2001.

                               NEW PLAN BENEFITS

     Three new plans are proposed for shareholder ratification. Altogether, a total of 2,462,996 shares is reserved for these 3 plans, which is slightly less than 5% of 49,259,932, the number of shares of Common Stock issued and outstanding on March 7, 2001.

     The Company is asking the stockholders to ratify the adoption of the Company's 2001 Stock Incentive Plan (the "2001 Stock Incentive Plan"). The 2001 Stock Incentive Plan is similar to the Company's current stock option and restricted stock plans (the "Current Plans"), which will be depleted before they expire at the end of 2002. The purpose of the 2001 Stock Incentive Plan is to promote the interests of the Company and its stockholders by providing additional incentives to key employees (and in the case of stock options, directors) to continue providing services to the Company, to increase their interest in the success of the Company, and to further the identity of interest between such key employees and the Company's stockholders through opportunities for increased stock ownership.

     The Compensation Committee, which administers the Current Plans, will also administer the 2001 Stock Incentive Plan. The Compensation Committee has the discretion to determine the total amount of awards that will be made each year, as well as the amount awarded to each individual employee. Therefore, it is not possible at this time to determine the level of awards that will be made to any particular individual or group under the 2001 Stock Incentive Plan. However, the following chart sets forth the amount of awards that would have been made during the 2000 fiscal year if the 2001 Stock Incentive Plan had been in effect instead of the Current Plans for (i) each of the five (5) executive officers named in the foregoing Executive Compensation tables, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees (including officers who are not executive officers) as a group.

     The Company is also asking the stockholders to ratify the adoption of two deferred compensation plans. The Stock Deferral and Payment Plan ("Stock Deferral Plan") allows employees to defer receipt of their gain from stock option exercises and to defer receipt of their bonuses. The Directors' Fee Deferral Plan, which replaces the directors' retirement plan, allows directors to defer receipt of their fees for serving on the Board. Under both plans, the amount that will be allocated to participants in the plans depends entirely on how many people choose to defer their income and how much income they choose to defer. Therefore, it is not possible to determine at this time how much income will be deferred and matched under these plans. However, the following chart sets forth the amounts that would have been deferred and matched during the 2000 fiscal year if these plans had been in effect based on election forms received to date for the forthcoming year.

                               NEW PLAN BENEFITS

                                                                                          DIRECTORS' FEE
                                2001 STOCK INCENTIVE PLAN     STOCK DEFERRAL PLAN         DEFERRAL PLAN
             NAME               -------------------------   -----------------------   ----------------------
             AND                   DOLLAR      NUMBER OF      DOLLAR      NUMBER OF     DOLLAR       NUMBER
           POSITION             VALUE($)(1)      UNITS      VALUE($)(2)     UNITS     VALUE($)(3)   OF UNITS
           --------             ------------   ----------   -----------   ---------   -----------   --------
Kenneth M. Jastrow, II,
  Chairman and Chief Executive
  Officer.....................  $ 1,827,000     100,000     $  529,878     10,329             0           0
Kenneth R. Dubuque, Group Vice
  President...................  $   328,860      18,000     $  599,954     11,695             0           0
William B. Howes, Director and
  Executive Vice President....  $   456,750      25,000              0          0             0           0
Randall D. Levy, Chief
  Financial Officer...........  $   328,860      18,000              0          0             0           0
M. Richard Warner, Chief
  Administrative Officer......  $   328,860      18,000              0          0             0           0
Executive Group...............  $ 5,249,110     293,000     $1,268,341     24,724             0           0
Non-Executive Director
  Group.......................  $   844,020      42,000              0          0      $779,587      14,329
Non-Executive Officer Employee
  Group.......................  $10,114,731     677,300     $  456,621      8,901             0           0

---------------

(1) The dollar value stated for stock options is the grant date present value using the Black-Scholes option pricing model with the assumptions set forth in footnote 2 to Table 2 on page 15, and the additional assumption that 13.7% of the grants to the Non-Executive Officer Employee Group will result in forfeitures. The dollar value stated for restricted shares is the number of units multiplied by $55.28, the fair market value of one share of Temple-Inland Inc. Common Stock on February 4, 2000, the date of the award, with the assumption that 33% of the grants will result in forfeitures.

(2) The dollar value stated is the amount estimated to be deferred by employees in 2000 if the plan had been in place plus matching amounts under the plan. These amounts are converted into "phantom shares" based on the fair market value of the Common Stock on the date of deferral. The phantom shares are credited with dividend equivalents, which in turn are "reinvested" in phantom shares. All phantom shares are valued at the average of the high and low sales prices on the New York Stock Exchange for the Common Stock on February 2, 2001, the day the 2000 bonuses were deferred.

(3) The dollar value stated is the amount estimated to be deferred by directors in 2000 if the plan had been in place plus matching amounts under the plan. These amounts are converted into "phantom shares" based on the fair market value of the Common Stock on the date of deferral. The phantom shares are credited with dividend equivalents, which in turn are "reinvested" in phantom shares. All phantom shares are valued at the average of the high and low sales prices on the New York Stock Exchange for the Common Stock on the last trading day of the year 2000.

     More specific information about the 2001 Stock Incentive Plan, the Stock Deferral Plan, and the Directors' Fee Deferral Plan is set forth under the following individual plan proposals.

                        PROPOSAL TO RATIFY THE ADOPTION
                   OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN

     The Company is asking the stockholders to ratify the adoption of the Company's 2001 Stock Incentive Plan. A total of 2,442,996 shares of the Company's Common Stock, $1.00 par value, has been reserved for issuance pursuant to the 2001 Stock Incentive Plan. On March 9, 2001, the closing price of a share of Common Stock on the New York Stock Exchange was $50.01.

     On February 2, 2001, the Board of Directors adopted the 2001 Stock Incentive Plan, subject to stockholder ratification. The purpose of the plan is to promote the interests of the Company and its stockholders by providing an incentive to directors and key employees to continue providing services to, and to increase their interest in the success of, the Company and its subsidiaries by offering them an opportunity to acquire a proprietary interest in the Company. The following summary of the principal features of the 2001 Stock Incentive Plan is qualified in its entirety by reference to the full text of the 2001 Stock Incentive Plan as set forth in Appendix A to this Proxy Statement.

     The 2001 Stock Incentive Plan will be administered by the Compensation Committee. The Compensation Committee has authority to determine the terms of all awards and to interpret the 2001 Stock Incentive Plan. Awards may consist of stock options or restricted shares.

     It is currently expected that approximately 500 middle and upper level salaried employees will participate in the 2001 Stock Incentive Plan, along with 10 non-employee directors who serve on the Company's Board ("Non-Employee Directors"). Information cannot be provided with respect to the number of awards to be received by any individual or group of individuals pursuant to the 2001 Stock Incentive Plan, since the grant of such awards is within the discretion of the Compensation Committee. However, the maximum number of shares with respect to which awards may be granted during any year to any eligible employee is 200,000. The Compensation Committee has the discretion to grant less than the maximum number of shares and is not required to grant any shares to any particular employee. No shares will be granted under the 2001 Stock Incentive Plan if its adoption is not ratified by the stockholders.

     Options may be granted to selected key employees at an exercise price not less than the fair market value of the Common Stock on the date of the grant. Options cannot be repriced. Each option will be exercisable only after the period or periods specified in the option agreement, and may not be exercised after the expiration of the award (which may not be longer than ten years from the date of grant). The exercise price of any stock option may be paid in cash or, unless otherwise provided in the option agreement, in whole shares of Common Stock already owned for a period of at least six months, or partly in cash and partly in such Common Stock. Although the Compensation Committee is not required to continue past practices, it is also expected that each employee who is granted an option will be required to agree in consideration for such grant that he will remain in the employ of the Company or one of its subsidiaries for a period of at least two years from the date of grant of the option.

     Options may also be granted to Non-Employee Directors. Although it is not required to continue its current practices, the Board currently grants 3 different types of awards to Non- Employee Directors: an initial award covering 10,000 shares upon election to the Board, an annual award covering 1,000 shares, and an award in lieu of annual retainer fees. Both the initial options and the annual options are granted at fair market value, become exercisable in installments (40% after one year; 40% after two years; and 20% after three years) and expire ten years from the date of grant. The award in lieu of annual retainer fees may be elected by a Non-Employee Director prior to the beginning of the year. This award is granted at fair market value less the amount of the fees waived, becomes exercisable after one year, and expires after 15 years. After Mr. Stern's retirement in May, there will be ten Non-Employee Directors. None of the current Non-Employee Directors is eligible for the initial election award, since each has received a similar award under previous Company plans. All of the Non-Employee Directors will be eligible for the annual award, except that three directors who have already received a five-year grant under the previous plan will not be eligible to receive an annual grant until 2004 when the five years is completed. All of the Non-Employee Directors may choose the award in lieu of annual retainer fees.

     Up to 20% of the shares reserved under the 2001 Stock Incentive Plan, or 488,599 shares, may be issued as restricted shares or phantom shares to selected employees. The Compensation Committee designates a vesting date with respect to each award of restricted shares and may prescribe restrictions, terms and conditions applicable to the vesting of such restricted shares, including one or more performance goals that must be met. "Performance Goals" means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance standards may be particular to an eligible person or the department, branch, affiliate or other division in which he or she works, or may be based on the performance of the Company or the Company and its affiliates generally, and may cover such period as may be specified by the Committee. Restricted shares awarded to an employee will not be delivered to the employee until the vesting date and may not be sold, traded, or otherwise assigned by the employee prior to the vesting date. However, prior to the vesting date the employee is entitled to vote such shares and receive cash dividends paid on such shares.

     Instead of restricted shares, an employee may be issued phantom shares. A "phantom share" is a right to receive a share (or its cash value, if allowed) at a later date. Phantom shares can be deferred under the Stock Deferral Plan until a later date such as retirement. Phantom shares are counted like restricted shares (i.e., they are included in the 20% maximum stated above).

     It is expected that all awards will contain provisions to the effect that in the event of the occurrence of certain transactions related to a change in control of the Company, all outstanding awards will become fully vested and exercisable.

     The 2001 Stock Incentive Plan provides for the granting of both "incentive stock options" (as defined in Section 422 of the Internal Revenue Code) and nonqualified stock options to employees. In general, an employee will not recognize income at the time of grant of a nonqualified stock option. At the time of exercise of a nonqualified stock option, an employee will generally recognize income equal to the excess of the fair market value of the shares of Common Stock purchased over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares of Common Stock. The Company is entitled to a deduction equal to the amount of ordinary income an employee recognizes, subject to satisfying tax reporting requirements.

     An employee will not generally recognize income at the time of the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If an employee does not exercise an incentive stock option within certain specified periods after termination of employment, an incentive stock option will be treated for tax purposes as a nonqualified stock option, as described above.

     Gain or loss from the sale or exchange of shares acquired upon exercise of an incentive stock option will normally be taxed as capital gain or loss. However, if certain holding period requirements with respect to the shares acquired upon exercise of an incentive stock option are not satisfied, an employee will be required to recognize ordinary income at the time of disposition. Any gain recognized on disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

     If an employee recognizes ordinary income upon exercise of an incentive stock option or as a result of a disposition of shares prior to the expiration of the applicable holding periods, the Company will be entitled to a deduction in the same amount, subject to satisfying applicable tax reporting requirements.

     An employee who receives an award of restricted shares is not required to include the value of such shares in ordinary income until the shares become vested, unless the employee makes a special tax election to recognize income upon award of the shares. In either case, the amount of income the employee will recognize will be equal to the fair market value of the shares of Common Stock at the time the shares vest. The

Company will be entitled to a deduction equal to the amount of income recognized by the employee, subject to satisfying applicable tax reporting requirements.

     Unless the 2001 Stock Incentive Plan is terminated earlier as hereinafter described, the 2001 Stock Incentive Plan terminates on December 31, 2006. The 2001 Stock Incentive Plan may be terminated, modified or amended at an earlier date by the stockholders of the Company. The Board of Directors may also terminate the 2001 Stock Incentive Plan, or modify or amend the 2001 Stock Incentive Plan in such respects as it deems advisable, except that certain plan amendments will be subject to such stockholder approval as may be required under applicable law or the requirements of any stock exchange on which the Common Stock is listed. No termination, modification or amendment of the 2001 Stock Incentive Plan may, without the consent of the person to whom any award has been granted, adversely affect the rights of such person under such award.

     The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy is required for ratification of the 2001 Stock Incentive Plan. Any shares not voted (whether by abstention, broker nonvote or otherwise) will not be counted as votes cast for this purpose.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE ADOPTION OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN.

                        PROPOSAL TO RATIFY THE ADOPTION
                      OF THE COMPANY'S STOCK DEFERRAL PLAN

     The Company is asking the stockholders to ratify the adoption of the Company's Stock Deferral and Payment Plan ("Stock Deferral Plan"). A total of 10,000 shares of the Company's Common Stock, $1.00 par value, has been reserved for issuance pursuant to the Stock Deferral Plan. On March 9, 2001, the closing price of a share of Common Stock on the New York Stock Exchange was $50.01.

     The Stock Deferral Plan was adopted by the Board of Directors on November 5, 1999 and became effective on April 1, 2000. The purpose of this Plan is to promote the interests of the Company by allowing executives to increase their economic stake in the success of the Company through the receipt of "phantom shares" while deferring their income. The following summary of the principal features of the Stock Deferral Plan is qualified in its entirety by reference to the full text of the Stock Deferral Plan as set forth in Appendix B to this Proxy Statement.

     The Plan is administered by the Compensation Committee. The Compensation Committee has plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it, and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     Any Tier I or Tier II Executive who holds an outstanding option that was granted under a Temple-Inland Plan or who is eligible to receive a bonus may participate in the Stock Deferral Plan. Approximately 90 employees will be eligible to participate in the Stock Deferral Plan.

     At least 6 months before an eligible employee would exercise a stock option, the employee may elect to have his stock option gain deferred under the Stock Deferral Plan. "Stock option gain" is the difference between the exercise price of an option and the fair market value of the Common Stock on the date of exercise. On the date the employee exercises his option, he will not receive his stock option gain. Instead, an amount equal to the stock option gain will be credited to his account under the Stock Deferral Plan. The employee elects the date when he would like to receive his stock option gain, which must be at least 10 years from the original date of exercise.

     An employee may also elect to defer his bonus by filing an election at least 6 months ahead of the date the bonus would normally be paid. An employee who elects to defer his bonus will not receive it on the date the bonus would normally be paid. Instead, an amount equal to the bonus will be credited to his account under the Stock Deferral Plan. If an employee has not met the minimum stock ownership guidelines described on page 12 , the Company may choose to pay some or all of the employee's bonus under the Stock Deferral Plan.

     As an incentive for employees to defer their bonuses, employees who defer their bonuses for at least 5 years will be credited with a matching amount under the Stock Deferral Plan. The matching amount is equal to 2% of the amount of the deferred bonus multiplied by the number of full years the bonus is deferred up to 10 years (for a maximum match of 20% of the bonus deferred). This match will be forfeited entirely if the employee voluntarily terminates his employment before 5 years from the date the bonus would originally have been paid. If the employee voluntarily terminates his employment after 5 years, but before the date he elected for payment, a pro rata portion of the match will be forfeited.

     Employees who are awarded phantom shares or restricted shares under the Stock Incentive Plan may defer receipt of them under this Plan. There is no match for deferring these shares.

     When an amount is credited to an employee's account under the Stock Deferral Plan, it is converted into "phantom shares." The number of phantom shares is determined by dividing the amount deferred by the fair market value of the Company's Common Stock on the date the payment would otherwise have been made. For example, assume an employee defers his stock option gain of $500 and the fair market value of the Common Stock on the date his stock option gain would normally be paid is $50. The employee would be credited with 10 phantom shares under the Stock Deferral Plan ($500 divided by $50 = 10). Each quarter, additional phantom shares will be credited to the employee's account equal to the number of shares that could have been purchased if the phantom shares had received the same dividends as shares of Common Stock that are issued and outstanding.

     All deferred amounts will be paid in shares of Common Stock equal to the number of phantom shares in the employee's account on the date he selected for payment. Payments may be made in one lump sum, in installments for up to 15 years, or in a partial lump sum plus installments for up to 15 years. Notwithstanding the employee's election, payment will be made in one lump sum following the employee's pre-retirement termination of employment or death.

     FICA (Social Security) and HI (Medicare) taxes are generally due at the time the stock options are exercised or at the time the bonus would normally have been paid and will be deducted from the employee's other income. Federal income taxes are generally not due until the date the shares are actually distributed from the Stock Deferral Plan. The Company's tax deduction will normally also be delayed until the shares are actually distributed.

     The Company may at any time by action of the Board of Directors amend or terminate the Stock Deferral Plan. Upon termination of the Stock Deferral Plan, no further elections shall be permitted, but options and bonuses subject to prior elections may continue to be exercised under the terms of the Stock Deferral Plan, and each participant's accounts will be maintained, credited and paid pursuant to the provisions of the Stock Deferral Plan and the participant's prior elections.

     The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy is required for ratification of the Stock Deferral Plan. Any shares not voted (whether by abstention, broker nonvote or otherwise) will not be counted as votes cast for this purpose.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S STOCK DEFERRAL PLAN.

                PROPOSAL TO RATIFY THE ADOPTION OF THE COMPANY'S
                          DIRECTORS' FEE DEFERRAL PLAN

     The Company is asking the stockholders to ratify the adoption of the Company's Directors' Fee Deferral Plan (the "Directors' Fee Deferral Plan"). A total of 10,000 shares of the Company's Common Stock, $1.00 par value, has been reserved for issuance pursuant to the Directors' Fee Deferral Plan. On March 9, 2001, the closing price of a share of Common Stock on the New York Stock Exchange was $50.01.

     On November 3, 2000, the Board of Directors adopted the Directors' Fee Deferral Plan, subject to stockholder ratification. The purpose of the Directors' Fee Deferral Plan is to replace the Company's Directors' Retirement Plan, which was frozen at the end of 2000, with a plan that encourages stock ownership.

The new plan more closely aligns directors' fees with stockholders' interests. The new plan was recommended by an independent compensation consultant after a study of market practices. The following summary of the principal features of the Directors' Fee Deferral Plan is qualified in its entirety by reference to the full text of the Directors' Fee Deferral Plan as set forth in Appendix C to this Proxy Statement.

     Under the Directors' Fee Deferral Plan, directors may choose to defer receipt of their annual retainer fees and meeting fees until retirement from service on the Board. As an incentive to encourage stock ownership, directors who choose to defer their fees under this plan, or who elect to receive their annual retainer fee in the form of stock options, will receive a match of 133%. The match will be forfeited if the director terminates service on the Board before he completes 5 years of service, unless the termination is due to death, disability, retirement, or a change in control of the Company. Instead of receiving cash at the time fees would normally be paid, an amount equal to the fees and the applicable match will be credited to the director's account under the Directors' Fee Deferral Plan. Directors who do not defer their fees will not receive a match.

     When an amount is credited to a director's account under the Directors' Fee Deferral Plan, it is converted into "phantom shares." The number of phantom shares is determined by dividing the amount deferred by the fair market value of the Company's Common Stock on the date the payment would otherwise have been made. For example, assume a director defers a fee of $1,000 and the fair market value of the Common Stock on the date his fee would be paid is $50. The director would be credited with 20 phantom shares under the Directors' Fee Deferral Plan ($1,000 divided by $50 = 20). Each quarter, additional phantom shares will be credited to the director's account equal to the number of shares that could have been purchased if the phantom shares had received the same dividends as shares of Common Stock that are issued and outstanding.

     At the director's choice, deferred amounts will be paid in cash or in shares of Common Stock equal to the number of phantom shares in the director's account at retirement. Payments may be made in one lump sum or in installments for up to 15 years. Notwithstanding the director's election, payment will be made in one lump sum following the director's death or termination of Board service following a change in control. An additional "gross up" payment will be made to the director if he is required to pay excise tax on the plan payment following a change in control of the Company.

     Federal income taxes are generally not due until the date the cash is paid or the shares are actually distributed from the Directors' Fee Deferral Plan. The Company's tax deduction will normally also be delayed until the cash is paid or the shares are actually distributed.

     The Directors' Fee Deferral Plan can be amended or terminated by the Board of Directors at any time. However, any accounts outstanding at the time of termination will be maintained and paid under the terms of the Directors' Fee Deferral Plan.

     The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy is required for ratification of the Directors' Fee Deferral Plan. Any shares not voted (whether by abstention, broker nonvote or otherwise) will not be counted as votes cast for this purpose.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S DIRECTORS' FEE DEFERRAL PLAN.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that may properly be, or that is likely to be, brought before the Annual Meeting. If, however, any other business should properly be presented to the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at its Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2002 Annual Meeting, stockholder proposals must be received by the Company by November 23, 2001 and must otherwise comply with the requirements of Rule 14a-8.

     The Company's By-laws contain an advance notice procedure with regard to items of business to be brought before an Annual Meeting of Stockholders by a stockholder. These procedures require that notice be made in writing to the Secretary of the Company and that such notice be received at the executive offices of the Company not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders (or in the case of an annual meeting called for a date more than 50 days prior to such anniversary date, not later than the close of business on the 10th day following the date on which notice of such annual meeting is first mailed to stockholders or made public, whichever occurs first). Shareholder proposals submitted outside the processes of Rule 14a-8 will be considered untimely if they are submitted before January 24, 2002 or after February 18, 2002. The By-laws require that the notice of the proposal contain certain information concerning the proposing stockholder and the proposal. The Company's By-laws also contain an advance notice procedure for the nomination of candidates for election to the Board of Directors by stockholders. For a brief description of such procedures, see "Committees of the Board of Directors -- Corporate Governance Committee." A copy of the By-law advance notice provision may be obtained, without charge, upon written request to the Secretary of the Company at 303 South Temple Drive, Diboll, Texas 75941.

                                            By Order of the Board of Directors

                                            /s/ LESLIE K. O'NEAL
                                            LESLIE K. O'NEAL
                                            Secretary

Diboll, Texas
March 23, 2001

                                                                    APPENDIX "A"

                               TEMPLE-INLAND INC.

                           2001 STOCK INCENTIVE PLAN

                                   ARTICLE 1.

                                  DEFINITIONS

     In this Plan, except where the context otherwise indicates, the following definitions shall apply:

     1.1. "Affiliate" means a corporation, partnership, business trust, limited liability company or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or through one or more other Affiliates.

     1.2. "Agreement" means a written agreement evidencing an Award.

     1.3. "Award" means a grant of an Option or shares of Restricted Stock or Phantom Stock.

     1.4. "Board" means the Board of Directors of the Company.

     1.5. "Code" means the Internal Revenue Code of 1986, as amended.

     1.6. "Committee" means such committee(s), subcommittee(s) or person(s) appointed by the Board to administer this Plan or to make and/or administer specific Awards hereunder. If no such appointment is in effect at any time, "Committee" shall mean the Board.

     1.7. "Common Stock" means the common stock, par value $1.00 per share, of the Company.

     1.8. "Company" means Temple-Inland Inc., and any successor thereto.

     1.9. "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Section 7.1 hereof.

     1.10. "Date of Grant" means the date on which an Option or shares of Restricted Stock are granted under this Plan.

     1.11. "Eligible Person" means any person who is (a) an Employee (b) hired to be an Employee, (c) a Non-Employee Director or (d) a consultant or independent contractor to the Company or an Affiliate and who is determined by the Committee to render key services to the Company or an Affiliate.

     1.12. "Employee" means any person determined by the Committee to be an employee of the Company or an Affiliate.

     1.13. "Fair Market Value" means, unless otherwise determined by the Committee, the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange ("NYSE") as of the relevant date (or if the NYSE is not open on such date or the Common Stock is not traded on that day, the most recent prior date that the NYSE was open for trading and the Common Stock was traded).

     1.14. "Incentive Stock Option" means an Option granted under this Plan that the Company designates as an incentive stock option under Section 422 of the Code.

     1.15. "Non-Employee Director" means any member of the Company's or an Affiliate's Board of Directors who is not an Employee.

     1.16. "Nonstatutory Stock Option" means an Option granted under this Plan that is not an Incentive Stock Option.

     1.17. "Option" means an option to purchase Shares granted under this Plan in accordance with the terms of Article 6 hereof.

     1.18. "Option Period" means the period during which an Option may be exercised.

     1.19. "Option Price" means the price per Share at which an Option may be exercised.

     1.20. "Participant" means an Eligible Person who has been granted an Award hereunder.

     1.21. "Performance Goals" means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance standards may be particular to an Eligible Person or the department, branch, Affiliate or other division in which he or she works, or may be based on the performance of the Company or the Company and its Affiliates generally, and may cover such period as may be specified by the Committee.

     1.22. "Phantom Stock" means hypothetical shares of Common Stock granted to a Participant in accordance with the terms of Article 9 hereof that have a value equal to the Fair Market Value of an equal number of shares of Common Stock.

     1.23. "Plan" means the Temple-Inland Inc. 2001 Stock Incentive Plan, as amended from time to time.

     1.24. "Restricted Stock" means Shares awarded under the Plan pursuant to the provisions of Article 8 hereof.

     1.25. "Section 422 Employee" means an Employee who is employed by the Company or a "parent corporation" or "subsidiary corporation" (both as defined in Section 424(e) and (f) of the Code) with respect to the Company.

     1.26. "Share" means a share of Common Stock.

     1.27. "Ten-Percent Stockholder" means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate.

                                   ARTICLE 2.

                                    PURPOSE

     This Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Persons of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company and its Affiliates.

                                   ARTICLE 3.

                                 ADMINISTRATION

     The Committee shall administer this Plan and shall have plenary authority, in its discretion, to grant Awards to Eligible Persons, subject to the provisions of this Plan. The Committee shall have plenary authority and discretion, subject to the provisions of this Plan, to determine the Eligible Persons to whom Awards shall be granted, the terms (which terms need not be identical) of all Awards, including without limitation the Option Price of Options, the time or times at which Awards are made, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any exceptions to non-transferability, any Performance Goals applicable to Awards, any provisions relating to vesting, and the period during which Options may be exercised and Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan and Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of this Plan and Awards hereunder. The determinations of the Committee on the matters referred to in this Article 3 hereof shall be binding and final.

                                   ARTICLE 4.

                                  ELIGIBILITY

     Awards may be granted only to Eligible Persons; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are Section 422 Employees on the Date of Grant.

                                   ARTICLE 5.

                             STOCK SUBJECT TO PLAN

     5.1. Subject to adjustment as provided in Article 10 hereof, (a) the maximum number of Shares that may be issued under this Plan is 2,442,996 Shares, provided that no more than 488,599 shares may be issued pursuant to Phantom Stock Awards or Restricted Stock Awards (excluding shares of Restricted Stock that are forfeited) and (b) the maximum number of Shares with respect to which an Employee may be granted Awards under this Plan during a fiscal year is 200,000 Shares.

     5.2. If an Option expires or terminates for any reason without having been fully exercised, if shares of Restricted Stock are forfeited, or if Shares covered by a Phantom Stock Award are not issued, the unissued or forfeited Shares that had been subject to the Award shall be available for the grant of additional Awards.

                                   ARTICLE 6.

                                    OPTIONS

     6.1. Options granted under this Plan to Eligible Persons shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are Section 422 Employees on the Date of Grant. Each Option granted under this Plan shall be clearly identified either as a Nonstatutory Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify.

     6.2. The Option Price of an Option granted under this Plan shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant, except as provided by Section 6.4 hereof. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, at the time of grant, is a Ten-Percent Stockholder, the Option Price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date on which the Option is granted.

     6.3. The Option Period shall be determined by the Committee and specifically set forth in the Agreement; provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant, except as provided by Section 6.4 hereof.

     6.4. Notwithstanding the provisions of Sections 6.2 and 6.3 hereof, a Nonstatutory Stock Option granted to a Non-Employee Director hereunder may have
(a) an Option Price that is less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant, provided that the aggregate Option Price payable upon exercise of all of the Shares covered by the Option is not less than the difference between (i) the aggregate Fair Market Value of the Shares covered by the Option on the Date of Grant, and (ii) the amount of annual retainer and/or other Board fees payable by the Company to the Non-Employee Director that the Non-Employee Director waives in exchange for the grant of the Option, and (b) an Option Period of up to fifteen years.

                                   ARTICLE 7.

                              EXERCISE OF OPTIONS

     7.1. An Option may, subject to the terms of the applicable Agreement under which it was granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by (a) full payment for the Shares with respect to which the Option is exercised or (b) irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Option. To the extent provided in the applicable Agreement, payment may be made in whole or in part by delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an option granted hereunder or under any other plan maintained by the Company or any Affiliate, have been held by the Participant for at least six (6) months) valued at Fair Market Value on the Date of Exercise or by delivery of a promissory note as provided in Section 7.2 hereof.

     7.2. To the extent provided in an Agreement and permitted by applicable law, the Committee may accept as partial payment of the Option Price a promissory note executed by the Participant evidencing his or her obligation to make future cash payment thereof. Promissory notes made pursuant to this Section
7.2 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option or other securities the Committee may deem to be acceptable for such purposes, and shall bear interest at a rate fixed by the Committee.

     7.3. Awards granted under this Plan shall not be transferable except by will and the laws of descent and distribution, except to the extent provided in an Agreement or required by applicable law.

                                   ARTICLE 8.

                            RESTRICTED STOCK AWARDS

     8.1. Awards of Restricted Stock under this Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as may be determined by the Committee. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals.

     8.2. Restricted Stock awards under this Plan shall be evidenced by Agreements specifying the terms and conditions of the Award. Each Agreement evidencing an Award of Restricted Stock shall, except to the extent otherwise determined by the Committee, contain the following:

          (a) prohibitions against the sale, assignment, transfer, exchange, pledge, hypothecation, or other encumbrance of (i) the Shares awarded as Restricted Stock, (ii) the right to vote the Shares, and (iii) the right to receive dividends thereon, in each case, during the restriction period applicable to the Shares; provided, however, that the Participant shall have all the other rights of a stockholder including without limitation the right to receive dividends and the right to vote the Shares;

          (b) the terms and conditions upon which any restrictions applicable to the Restricted Stock shall lapse; and

          (c) such other terms, conditions and restrictions as the Committee in its discretion may specify, including without limitation terms that condition the lapse of forfeiture provisions and transfer restrictions upon the achievement of one or more specified Performance Goals.

                                   ARTICLE 9.

                              PHANTOM STOCK AWARDS

     Phantom Stock granted under this Plan shall be evidenced by an Agreement specifying the terms and conditions of the Award. Pursuant to a Phantom Stock Award, the Company shall credit a bookkeeping account established in the name of the Participant with hypothetical shares of Common Stock that become payable to a Participant, in cash or Shares, at such times and subject to such terms and conditions as may be specified by the Committee. Such terms and conditions may, without limitation, (a) condition the payment of the Phantom Stock upon the achievement of one or more specified Performance Goals and (b) provide for the crediting to the Participant of additional shares of Phantom Stock having a hypothetical value equal to the dividends that would have been payable to the Participant had the Participant held a number of Shares equal to the number of shares of Phantom Stock credited to the Participant.

                                  ARTICLE 10.

                              CAPITAL ADJUSTMENTS

     In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the Committee may, in its discretion, provide for a substitution for or adjustment in (a) the number and class of Shares subject to outstanding Awards, (b) the Option Price of Options, (c) the aggregate number and class of Shares for which Awards thereafter may be made under this Plan, and (d) the maximum number of Shares with respect to which an Employee may be granted Awards during the period specified in clause (b) of Section 5.1 hereof.

                                  ARTICLE 11.

                            TERMINATION OR AMENDMENT

     The Board may amend or terminate this Plan in any respect at any time; provided, however, that, after this Plan has been approved by the stockholders of the Company, no amendment or termination of this Plan shall be made by the Board without approval of (a) the Company's stockholders to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, and (b) each affected Participant if such amendment or termination would adversely affect such Participant's rights or obligations under any Award made prior to the date of such amendment or termination.

                                  ARTICLE 12.

                         MODIFICATION AND SUBSTITUTION

     12.1. Subject to the terms and conditions of this Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant's rights or obligations under such Award and (b) in no event may an Option be modified so as to reduce the Option Price of the Option.

     12.2. Anything contained herein to the contrary notwithstanding, Awards may, at the discretion of the Committee, be granted under this Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. Such substitute Awards granted hereunder shall not be counted toward the Share limit imposed by clause (b) of Section 5.1 hereof, except to the extent it is determined by the Committee that counting such Awards is required in order for Awards hereunder to be eligible to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

                                  ARTICLE 13.

                               FOREIGN EMPLOYEES

     Without amendment of this Plan, the Committee may grant Awards to Eligible Persons, or to a trust established for the benefit of Eligible Persons, who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgement of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes. The Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any of its Affiliates operate or have employees.

                                  ARTICLE 14.

                           EFFECTIVENESS OF THIS PLAN

     This Plan and any amendments hereto requiring stockholder approval pursuant to Article 11 hereof are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board. Subject to such stockholder approval, this Plan and any amendments hereto are effective on the date on which they are adopted by the Board.

                                  ARTICLE 15.

                                  WITHHOLDING

     The Company's obligation to deliver Shares or pay any amount pursuant to the terms of any Award hereunder shall be subject to satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, a Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares or cash otherwise issuable or payable to the Participant, or (c) delivering to the Company already-owned and unencumbered Shares. In no event shall the Fair Market Value of the Shares withheld and/or delivered to satisfy withholding tax obligations relating to the exercise, payment, or vesting of an Award exceed the minimum amount of taxes required to be withheld in connection with such exercise, payment, or vesting of the Award.

                                  ARTICLE 16.

                                  TERM OF PLAN

     Unless sooner terminated by the Board pursuant to Article 11, this Plan shall terminate on December 31, 2006, and no Awards may be granted or awarded after such date. The termination of this Plan shall not affect the validity of any Award outstanding on the date of termination.

                                  ARTICLE 17.

                          INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification as they may have as members of the Board or the Committee, members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

                                  ARTICLE 18.

                               GENERAL PROVISIONS

     18.1. The establishment of this Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in this Plan.

     18.2. Participation in this Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.

     18.3. Neither the adoption of this Plan nor its submission to the stockholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, or other awards otherwise than under this Plan, or to adopt other stock option, restricted stock, or other plans or to impose any requirement of stockholder approval upon the same.

     18.4. The interests of any Eligible Person under this Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except to the extent provided in an Agreement.

     18.5. This Plan shall be governed, construed and administered in accordance with the laws of the State of Texas.

     18.6. The Committee may require each person acquiring Shares pursuant to Awards hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

     18.7. The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards under this Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Board's or Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

                                                                    APPENDIX "B"

                               TEMPLE-INLAND INC.

                        STOCK DEFERRAL AND PAYMENT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 2, 2001)

                                   ARTICLE 1.

                                    PURPOSE

     The purpose of this Plan is to promote the interests of the Company by (a) allowing executives to retain an economic stake in the success of the Company, through the receipt of "phantom shares" of the Company's common stock, while deferring the receipt of income, (b) providing an incentive to executives to increase their economic stake in the success of the Company by allowing them to elect to receive bonus payments on a deferred basis in the form of common stock of the Company, and (c) providing for the payment of bonuses in the form of common stock of the Company to the extent that an executive has not yet satisfied the Company's minimum stock ownership guidelines.

                                   ARTICLE 2.

                                  DEFINITIONS

     When used herein the following terms shall have the following meanings:

     2.1. "Accounts" shall mean a Participant's Option Deferral Account, Bonus Deferral Account, Stock Award Deferral Account, and/or Section 162(m) Deferral Account maintained in accordance with Article 4 hereof.

     2.2. "Attestation" shall mean the payment of an Option's exercise price by the designation (in accordance with such rules as may be prescribed by the Committee) of shares of Common Stock that, unless otherwise approved by the Committee, have been owned by the Participant for at least six months as of the exercise date.

     2.3. "Bonus" shall mean an Eligible Executive's annual bonus and such other bonuses as may be specified by the Committee in its discretion from time to time.

     2.4. "Bonus Deferral Election" shall mean an irrevocable election by an Eligible Executive, made on a form prescribed by the Committee and delivered to the Committee or its designee, to defer under this Plan the receipt of all or a specified portion of a Bonus otherwise payable to the Participant. Such Election shall be effective when such form is countersigned on behalf of the Company.

     2.5. "Board of Directors" shall mean the Board of Directors of the Company.

     2.6. "Capped Compensation" shall mean compensation payable to an Eligible Executive that is required to be deferred in accordance with the Company's Deferred Compensation Policy.

     2.7. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.8. "Committee" shall mean the Management Development and Executive Compensation Committee of the Board of Directors.

     2.9. "Common Stock" shall mean the common stock, $1.00 par value, of the Company and, in the event such common stock is converted to another security or property, such other security or property.

     2.10. "Company" shall mean Temple-Inland Inc.

     2.11. "Deferred Compensation Policy" shall mean the Company's policy pursuant to which compensation otherwise payable to an executive officer of the Company may be deferred if the Company anticipates that the executive officer may be a "covered employee" (within the meaning of Section 162(m) of the Code) for the taxable year that the compensation would otherwise be paid and that if such compensation were paid during such taxable year it would be nondeductible by the Corporation under Section 162(m) of the Code.

     2.12. "Earliest Exercise Date" shall mean the date on or after which an Option may be exercised pursuant to an Option Deferral Election.

     2.13. "Elected Bonus Payment Date" shall mean the date as of which an Eligible Executive has elected to receive payment of that portion of his or her Bonus Deferral Account that is attributable to a Bonus deferred hereunder pursuant to a Bonus Deferral Election.

     2.14. "Elected Section 162(m) Payment Date" shall mean the date as of which an Eligible Executive has elected to receive payment of that portion of his or her Section 162(m) Deferral Account that is attributable to Capped Compensation deferred hereunder pursuant to a Section 162(m) Deferral Election.

     2.15. "Election" shall mean an Option Deferral Election, a Bonus Deferral Election, or a Stock Award Deferral Election.

     2.16. "Eligible Executive" shall mean an Eligible Executive as defined in
Section 3.1 hereof.

     2.17. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     2.18. "Executive" shall mean any employee of the Company or any of its subsidiaries who is classified as a Tier I or a Tier II employee.

     2.19. "Fair Market Value" shall mean the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange ("NYSE") as of the relevant date (or if the NYSE is not open on such date or the Common Stock is not traded on that day, the most recent prior date that the NYSE was open for trading and the Common Stock was traded).

     2.20. "Matched Bonus Deferral" shall mean a Bonus covered by a Bonus Deferral Election pursuant to which the Elected Bonus Payment Date is at least five years after the Original Bonus Payment Date of the Bonus.

     2.21. "Matched Capped Compensation Deferral" shall mean Capped Compensation covered by a Section 162(m) Deferral Election pursuant to which the Elected
Section 162(m) Payment Date is at least five years after the Original Capped Compensation Payment Date of the Capped Compensation.

     2.22. "Option" shall mean a stock option that is granted under a Stock Plan and that is not an incentive stock option within the meaning of Section 422 of the Code.

     2.23. "Option Deferral Election" shall mean an irrevocable election by an Eligible Executive, made on a form prescribed by the Committee and delivered to the Committee or its designee, to defer receipt of shares of Common Stock upon the exercise of an Option under this Plan. Such Election shall be effective when such form is countersigned on behalf of the Company.

     2.24. "Original Bonus Payment Date" shall mean, with respect to a Bonus, the date as of which the full amount of the Bonus would have been paid to an Eligible Executive absent the Eligible Executive's filing of a Bonus Deferral Election.

     2.25. "Original Stock Award Payment Date" shall mean, with respect to a Phantom Stock Award or Restricted Stock Award, the date as of which payment would have been made or shares of Common Stock would have been issued under the Phantom Stock Award or Restricted Stock Award absent the Eligible Executive's filing of a Stock Award Deferral Election.

     2.26. "Original Capped Compensation Payment Date" shall mean, with respect to Capped Compensation, the date as of which the Capped Compensation would have been paid to an Eligible Executive absent the Eligible Executive's filing of a
Section 162(m) Deferral Election and the Deferred Compensation Policy.

     2.27. "Phantom Stock" shall mean hypothetical shares of Common Stock credited to a Participant's Account(s) having a value equal to the Fair Market Value of an equal number of shares of Common Stock.

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

     2.28. "Phantom Shares" shall mean shares of Phantom Stock.

     2.29. "Phantom Stock Award" shall mean an award of Phantom Stock under a Stock Plan or any other plan specified by the Committee in its discretion.

     2.30. "Participant" shall mean any Eligible Executive who becomes a Participant in this Plan by making an Election pursuant to Section 3.2, 3.4 or
3.5 hereof.

     2.31. "Plan" shall mean this Temple-Inland Inc. Stock Deferral and Payment Plan.

     2.32. "Pre-Retirement Termination" shall mean any termination of a Participant's employment with the Company and its subsidiaries other than a termination that constitutes Retirement.

     2.33. "Retirement" shall mean a Participant's termination of employment at early or normal retirement age under any defined benefit pension plan maintained by the Company or any of its subsidiaries whereby the Participant commences receipt of benefits (as opposed to deferring receipt thereof); provided, however, that in the case of a Participant who is not eligible to participate in a defined benefit pension plan, "Retirement" shall mean the Participant's termination of employment with the Company and its subsidiaries after attaining age 55 and completing at least ten years of service with the Company and its subsidiaries.

     2.34. "Restricted Stock Award" shall mean an award of restricted stock under a Stock Plan or any other plan specified by the Committee in its discretion.

     2.35. "Section 162(m) Deferral Election" shall mean an irrevocable election made by an Eligible Executive to defer under this Plan all or a specified portion of Capped Compensation payable to the Eligible Executive. Such Election shall be effective when such form is countersigned on behalf of the Company.

     2.36. "Stock Award" shall mean a Phantom Stock Award or Restricted Stock Award.

     2.37. "Stock Award Deferral Election" shall mean an irrevocable election by an Eligible Executive, made on a form prescribed by the Committee and delivered to the Committee or its designee, to defer under this Plan the receipt of all or any specified portion of any payment or issuance of shares of Common Stock otherwise payable or issuable to the Participant under the terms of a Phantom Stock Award or Restricted Stock Award. Such Election shall be effective when such form is countersigned on behalf of the Company.

     2.38. "Stock Plan" shall mean the Temple-Inland Inc. 1988 Stock Option Plan, the Temple-Inland Inc. 1993 Stock Option Plan, the Temple-Inland Inc. 1997 Stock Option Plan, the Temple-Inland Inc. 2001 Stock Incentive Plan, and any other plan adopted by the Company that provides for the grant of stock options, phantom stock, or restricted stock to employees.

     2.39. "Termination of Employment" shall mean any termination of a Participant's employment with the Company and its subsidiaries, including by reason of death, disability or retirement.

     2.40. "Voluntary Termination" shall mean any termination of a Participant's employment with the Company and its subsidiaries, other than (a) by reason of death or disability or (b) by the Company and/or its subsidiaries without cause (as determined by the Company in good faith).

                                   ARTICLE 3.

                    ELIGIBILITY, PARTICIPATION AND ELECTIONS

     3.1. Eligibility and Participation. Any Executive who (a) holds an outstanding Option, (b) is eligible to receive a Bonus, (c) holds an outstanding Stock Award pursuant to the terms of which the Executive is permitted to make a Stock Award Deferral Election, or (d) has Capped Compensation shall be an "Eligible Executive" under this Plan.

     3.2. Option Deferral Elections.

     (a) Filing of Elections; Date and Method of Payment. In order to defer hereunder the receipt of shares of Common Stock upon the exercise of an Option, an Eligible Executive must file an Option Deferral Election. Pursuant to each Option Deferral Election, a Participant shall elect:

          (i) the Earliest Exercise Date, which shall be at least six months after the date of the Option Deferral Election, except as otherwise approved by the Committee;

          (ii) the date (which date shall not be earlier than the earlier of (A) ten years after exercise of the relevant Option or (B) the Participant's Termination of Employment) as of which that portion of the Participant's Option Deferral Account attributable to such Option Deferral Election shall be paid or commence to be paid; and

          (iii) the method of payment of such portion of the Participant's Option Deferral Account under Section 5.3(b) hereof.

Notwithstanding a Participant's payment elections pursuant to this Section 3.2(a), in the event of a Participant's Pre-Retirement Termination or death, the Participant's entire Option Deferral Account shall, in accordance with Sections
5.4 and 5.5 hereof, be paid to the Participant in the form of a single payment as soon as practicable after such Pre-Retirement Termination or death.

     (b) Irrevocability and Modification. Once made, an Option Deferral Election may not be modified or revoked by the Participant, except to the extent contemplated by Section 3.2(c) hereof.

     (c) Effect of Termination of Employment on Option Deferral Elections. If a Participant incurs a Termination of Employment after having made an Option Deferral but before all or that portion of the Option covered by such Option Deferral Election has been fully exercised, the Option Deferral Election shall be cancelled and the outstanding Option (or portion thereof) covered by such Option Deferral Election may be exercised to the extent permitted by, and subject to the terms of, the applicable agreement evidencing the Option and the applicable Stock Plan.

     (d) Partial Deferral of Option Shares. If an Option Deferral Election covers less than all of the shares covered by an Option, such Option Deferral Election must specify whether the Option Deferral Election shall apply to:

          (i) the first shares as to which the Option is exercised, so that all shares as to which the Option is exercised shall be treated as covered by the Option Deferral Election until the Option has been exercised as to a number of shares equal to the number of shares covered by the Option Deferral Election; or

          (ii) the last shares as to which the Option is exercised, so that no shares as to which the Option is exercised shall be treated as covered by the Option Deferral Election until the Option is exercised as to a number of shares equal to the number of shares covered by the Option as to which the Option Deferral Election does not apply.

     3.3. Exercise of Options.

     (a) Exercise Price. The exercise price of an Option (or portion thereof) covered by an Option Deferral Election must be paid in full by Attestation at the time of exercise; provided, however, that if payment of the full exercise price by Attestation would require the delivery by Attestation of a fractional share of Common Stock, the number of shares of Common Stock required to pay the exercise price by Attestation shall be reduced to the next lowest whole number of shares of Common Stock, and the Participant shall pay the balance of the exercise price in cash.

     (b) Exercise Notification Form; Payment of Withholding Taxes. In order to exercise an Option (or portion thereof) under this Plan, a Participant shall file an Option Exercise Notification Form specifying the date of exercise and shall provide the Company with sufficient funds to satisfy any federal, state, local or other taxes required by law to be withheld upon the exercise of the Option.

     (c) Exercise of Options Subject to Agreements and Plans. An Option covered by an Option Deferral Election may be exercised under this Plan only to the extent that such Option is then exercisable under the terms of the applicable agreement evidencing the Option and the applicable Stock Plan.

     3.4. Bonus Deferral Elections.

     (a) Filing of Bonus Deferral Elections; Content of Bonus Deferral Elections. In order to defer hereunder the receipt of all or a portion of a Bonus, an Eligible Executive must file a Bonus Deferral Election at least six months prior to the Original Bonus Payment Date for the applicable Bonus. Pursuant to each Bonus Deferral Election, a Participant shall elect:

          (i) the date as of which that portion of the Participant's Bonus Deferral Account attributable to such Bonus Deferral Election shall be paid or commence to be paid, which date shall not be earlier than the earlier of
     (A) the date that is five years after the Original Bonus Payment Date or
     (B) the earliest date that the Participant's termination of employment would constitute Retirement assuming that the Participant remains employed by the Company or one of its subsidiaries until such date; and

          (ii) the method of payment of such portion of the Participant's Bonus Deferral Account under Section 5.3(b) hereof.

Notwithstanding a Participant's payment elections pursuant to this Section 3.4(a), in the event of a Participant's Pre-Retirement Termination or death, the Participant's entire Bonus Deferral Account shall, in accordance with Sections
5.4 and 5.5 hereof, be paid to the Participant in the form of a single payment as soon as practicable after such Pre-Retirement Termination or death.

     (b) Irrevocability and Modification of Bonus Deferral Elections; Effect of Termination of Employment. Once made, a Bonus Deferral Election may not be modified or revoked by a Participant; provided, however, that if a Participant incurs a Termination of Employment after having made a Bonus Deferral Election with respect to a Bonus but before the Original Bonus Payment Date of such Bonus, the Bonus Deferral Election shall be cancelled.

     3.5. Stock Award Deferral Elections.

     (a) Filing of Stock Award Deferral Elections; Content of Stock Award Deferral Elections. In order to defer hereunder the receipt of all or any specified portion of any payment or issuance of shares of Common Stock otherwise payable or issuable under the terms of Stock Award, an Eligible Executive must file a Stock Award Deferral Election at least six months prior to the Original Stock Award Payment Date for the applicable Stock Award. Pursuant to each Stock Award Deferral Election, a Participant shall elect:

          (i) the date as of which that portion of the Participant's Stock Award Deferral Account attributable to such Stock Award Deferral Election shall be paid or commence to be paid; and

          (ii) the method of payment of such portion of the Participant's Stock Award Deferral Account under Section 5.3(b) hereof.

Notwithstanding a Participant's payment elections pursuant to this Section 3.5(a), in the event of a Participant's Pre-Retirement Termination or death, the Participant's entire Stock Award Deferral Account shall, in accordance with Sections 5.4 and 5.5 hereof, be paid to the Participant in the form of a single payment as soon as practicable after such Pre-Retirement Termination or death.

     (b) Irrevocability and Modification of Stock Award Deferral Elections; Effect of Termination of Employment. Once made, a Stock Award Deferral Election may not be modified or revoked by a Participant; provided, however, that if a Participant incurs a Termination of Employment after having made a Stock Award Deferral Election with respect to a Stock Award but before the Original Stock Award Payment Date of such Stock Award, the Stock Award Deferral Election shall be cancelled to the extent provided by the terms of the Stock Award.

     3.6. Section 162(m) Deferral Elections.

     (a) Filing of Section 162(m) Deferral Elections; Content of Section 162(m) Deferral Elections. In order to defer hereunder the receipt of Capped Compensation, a Section 162(m) Deferral Election must be filed prior to the Original Capped Compensation Payment Date for the Capped Compensation covered by the election. Pursuant to each Section 162(m) Deferral Election, a Participant shall elect:

          (i) the date as of which that portion of the Participant's Section 162(m) Deferral Account attributable to such Section 162(m) Deferral Election shall be paid or commence to be paid, which date shall not be earlier than the earlier of (A) the date that is five years after the Original Capped Compensation Payment Date or (B) the earliest date that the Participant's termination of employment would constitute Retirement assuming that the Participant remains employed by the Company or one of its subsidiaries until such date; and

          (ii) the method of payment of such portion of the Participant's
     Section 162(m) Deferral Account under Section 5.3(b) hereof.

Notwithstanding a Participant's payment elections pursuant to this Section 3.6(a), (a) in the event of a Participant's Pre-Retirement Termination or death, the Participant's entire Section 162(m) Deferral Account shall, in accordance with Sections 5.4 and 5.5 hereof, be paid to the Participant in the form of a single payment as soon as practicable after such Pre-Retirement Termination or death, and (b) in no event shall any portion of a Participant's Section 162(m) Deferral Account be paid prior to the date permitted under the Deferred Compensation Policy.

     (b) Irrevocability and Modification of Bonus Deferral Elections; Effect of Termination of Employment. Once made, a Section 162(m) Deferral Election may not be modified or revoked by a Participant; provided, however, that if a Participant incurs a Termination of Employment after having made a Section 162(m) Deferral Election with respect to Capped Compensation but before the Original Capped Compensation Payment Date of the Capped Compensation covered by the election, the Section 162(m) Deferral Election shall be cancelled.

     3.7. Mandatory Payment of Bonus In Common Stock. During any period that an Executive is not in compliance with the Company's stock ownership guidelines (the "Stock Guidelines"), any Bonuses otherwise payable to the Executive in cash may, in the sole discretion of the Committee, be paid wholly or partially in the form of Common Stock having a Fair Market Value equal to the amount of the cash Bonus otherwise payable to the Executive. Shares of Common Stock payable to an Executive pursuant to this Section 3.7 may be issued under this Plan or any other plan designated by the Committee in its discretion, and such shares shall be subject to such terms, conditions, and restrictions as the Committee may specify in its discretion.

                                   ARTICLE 4.

                                    ACCOUNTS

     4.1. Maintenance of Accounts.

     (a) Establishment. The Company shall establish an "Option Deferral Account" for each Participant who makes an Optional Deferral Election hereunder, a "Bonus Deferral Account" for each Participant who makes a Bonus Deferral Election hereunder, a "Stock Award Deferral Account" for each Participant who makes a Stock Award Deferral Election hereunder, and a "Section 162(m) Deferral Account" for each Participant who makes a Section 162(m) Deferral Election hereunder, which Accounts shall be credited and adjusted as provided in this
Article 4. The Company shall maintain each Option Deferral Account, Bonus Deferral Account, Stock Award Deferral Account, and Section 162(m) Deferral Account in a manner such that the portion of each such Account attributable to each Option Deferral Election, Bonus Deferral Election, Stock Award Deferral Election, Section 162(m) Deferral Election, and any Matching Phantom Shares credited in respect of such elections can be determined.

     (b) Crediting of Phantom Stock Upon Exercise of Options. Upon a Participant's exercise of an Option with respect to shares as to which the Participant has filed an Option Deferral Election, the Participant's Option Deferral Account shall be credited with a number of Phantom Shares equal to the excess of (i) the number of shares of Common Stock as to which such Option was exercised, over (ii) the number of shares of Common Stock utilized to pay the exercise price of the Option.

     (c) Crediting of Phantom Stock Upon Deferral of Bonuses. As of the Original Bonus Payment Date of a Bonus as to which a Participant has filed a Bonus Deferral Election, the Participant's Bonus Deferral Account shall be credited with a number of Phantom Shares equal to the quotient obtained by dividing (i) the amount of the Bonus covered by the Bonus Deferral Election (and reduced by the amount of any federal, state, local or other taxes required by law to be withheld upon the deferred Bonus to the extent not otherwise satisfied), by (ii) the Fair Market Value of a share of Common Stock as of such date. Such Participant's Bonus Deferral Account shall also be credited with Matching Phantom Shares to the extent provided by Section 4.1(f) hereof.

     (d) Crediting of Stock Upon Deferral of a Stock Award. As of the Original Stock Award Payment Date of a Stock Award as to which a Participant has filed a Stock Award Deferral Election, the Participant's Stock Award Deferral Account shall be credited with a number of Phantom Shares equal to the number of shares of phantom stock or restricted stock covered by the Stock Award Deferral Election.

     (e) Crediting of Phantom Stock Upon Deferral of Capped Compensation. As of the Original Capped Compensation Payment Date of Capped Compensation as to which a Participant has filed a Section 162(m) Deferral Election, the Participant's
Section 162(m) Deferral Account shall be credited with a number of Phantom Shares equal to the quotient obtained by dividing (i) the amount of the Capped Compensation covered by the Section 162(m) Deferral Election (and reduced by the amount of any federal, state, local or other taxes required by law to be withheld upon the deferred Capped Compensation to the extent not otherwise satisfied), by (ii) the Fair Market Value of a share of Common Stock as of such date. Such Participant's Section 162(m) Deferral Account shall also be credited with Matching Phantom Shares to the extent provided by Section 4.1(f) hereof.

     (f) Matching Phantom Shares. The Section 162(m) Deferral Account of a Participant who has made a Matched Capped Compensation Deferral and the Bonus Deferral Account of a Participant who has made a Matched Bonus Deferral, shall be credited, as of the applicable Original Capped Compensation Payment Date or Original Bonus Payment Date, with an additional number of Phantom Shares ("Matching Phantom Shares") equal to the quotient obtained by dividing (i) by
(ii), where:

          (i) is the product of (A) 2% of the amount of the Matched Bonus Deferral or Matched Capped Compensation Deferral, as applicable, and (B) the number of full years (not in excess of ten) from the applicable Original Bonus Payment Date or Original Capped Compensation Payment Date to the Elected Bonus Payment Date or Elected Section 162(m) Payment Date, as applicable; and

          (ii) is the Fair Market Value of a share of Common Stock as of the applicable Original Bonus Payment Date or Elected Section 162(m) Payment Date.

Matching Phantom Shares shall have the same value, and be subject to adjustment in the same manner, as other Phantom Shares credited to a Participant's Accounts; provided, however, that Matching Phantom Shares shall be subject to forfeiture as follows:

             (A) if the Participant incurs a Voluntary Termination prior to the fifth anniversary of the Original Bonus Payment Date of a Matched Bonus Deferral or the Original Capped Compensation Payment Date of a Matched Capped Compensation Deferral, as applicable, in respect of which Matching Phantom Shares were credited, the entire portion of the Participant's Bonus Deferral Account or Section 162(m) Deferral Account, as applicable, attributable to such Matching Phantom Shares shall be immediately forfeited; and

             (B) if the Participant incurs a Voluntary Termination after the fifth anniversary, but before the tenth anniversary, of the Original Bonus Payment Date of a Matched Bonus Deferral or the Original

        Capped Compensation Payment Date of a Matched Capped Compensation Deferral, as applicable, in respect of which Matching Phantom Shares were credited, a portion of the Participant's Bonus Deferral Account or
        Section 162(m) Deferral Account, as applicable, shall be immediately forfeited, which portion shall be equal to the product of (x) the entire portion of the Participant's Bonus Deferral Account or Section 162(m) Deferral Account, as applicable, attributable to such Matching Phantom Shares, and (y) a fraction, the numerator of which is the number of whole years from the Original Bonus Payment Date of the Matched Bonus Deferral or the Original Capped Compensation Payment Date of the Matched Capped Compensation Deferral to the date of the Participant's Voluntary Termination, and the denominator of which is the number of whole years (not in excess of ten) from the applicable Original Bonus Payment Date to the Elected Bonus Payment Date or the applicable Original Capped Compensation Payment Date to the Elected Section 162(m) Payment Date.

     (g) Deemed Dividends. Each Participant's Accounts shall be credited with an additional number of Phantom Shares (including any fractional share) equal to the quotient obtained by dividing (i) the amount of dividends that would have been paid with respect to the Phantom Shares theretofore credited to the Participant's Accounts had they been actual issued and outstanding shares of Common Stock by (ii) the Fair Market Value of a share of Common Stock on the dividend payment date.

     (h) Payments. A Participant's Accounts shall be reduced by any payments made to the Participant, his or her beneficiary, estate, or representative.

     (i) Adjustments. If any of the following events occur, the Committee shall make appropriate adjustments with respect to Phantom Shares credited to a Participant's Accounts: (i) any extraordinary dividend or other extraordinary distribution in respect of Common Stock (whether in the form of cash, Common Stock, other securities or other property); (ii) any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company; (iii) any issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company (other than to employees) at less than 80 percent of fair market value on the date of such issuance; or (iv) any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company.

     4.2. No Funding of Benefits. All adjustments to a Participant's Accounts shall be bookkeeping entries only and shall not represent a special reserve or otherwise constitute a funding of the Company's unsecured promise to pay any amounts hereunder. To the extent a Participant or any other person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company, and such person shall have only the unsecured promise of the Company that such payments shall be made.

                                   ARTICLE 5.

                                    PAYMENT

     5.1. Payment of Accounts. Payment of Phantom Shares credited to a Participant's Accounts shall be made as specified in this Article 5.

     5.2. Commencement of Payment. Except as otherwise provided in Sections 5.4 and 5.5, payments from a Participant's Account(s) will be made or will commence as soon as practicable after the payment date(s) elected by the Participant pursuant to Sections 3.2(a), 3.4(a) and 3.5(a) hereof.

     5.3. Payment.

     (a) Form. Except as provided in Sections 5.3(c) and 5.7 hereof, all payments with respect to Phantom Shares credited to a Participant's Accounts shall be made in the form of shares of Common Stock.

     (b) Permissible Payment Methods. A Participant may elect separately with respect to each Election to receive payment of amounts credited to the relevant Account that are attributable to such Election in any one of the following methods of payment:

          (i) a single payment, payable as of such date as may be elected by the Participant,

          (ii) annual installments, commencing as of such date as may be elected by the Participant, over a period of years (selected by the Participant) not to exceed 15, with the amount of each annual installment calculated by dividing the balance of the relevant Account (or portion thereof) at the end of the prior year by the number of installments remaining to be paid, or

          (iii) an initial payment, payable as of such date as may be elected by the Participant, of an amount specified by the Participant followed by annual installments over a period of years not to exceed 15 and commencing as of such date as may be elected by the Participant, with each annual installment calculated by dividing the balance of the relevant Account (or portion thereof) at the end of the prior year by the number of installments remaining to be paid.

     (c) Fractional Shares. If any annual installment (other than the last installment), calculated as set forth in Section 5.3(b)(ii) or (iii) hereof, would result in the payment of a fractional share of Common Stock, such annual installment shall be reduced to the next lowest whole number of shares of Common Stock. If, as part of a single payment pursuant to Section 5.3(b)(i) or a final installment payment, a fractional share of Common Stock would be paid, then in lieu thereof, the Fair Market Value of such fractional share on the date the payment is calculated shall be paid in cash.

     5.4. Payment Upon Termination of Employment Other Than By Reason of
Death. Notwithstanding a Participant's Elections pursuant to Section 3.2(a), 3.4(a) and 3.5(a) hereof, the entire balance of a Participant's Account(s) (as reduced by any amount forfeited pursuant to Section 4.1(e) hereof) shall be paid to the Participant in the form of a single payment as soon as practicable after the Participant's Pre-Retirement Termination other than by reason of death.

     5.5. Payment on Death.

     (a) Single Payment.  Notwithstanding a Participant's Elections pursuant to
Section 3.2(a), 3.4(a) and 3.5(a) hereof, in the event of the death of a Participant, the entire balance of the Participant's Accounts shall be paid to the Participant's beneficiary in a single payment as soon as practicable after the date of such death.

     (b) Beneficiary Designation. Each Participant shall designate a beneficiary to whom the Participant's Accounts shall be payable on the Participant's death. A Participant may also designate an alternate beneficiary to receive such payment in the event that the designated beneficiary cannot receive payment for any reason. In the event no designated or alternate beneficiary can receive such payment for any reason, payment will be made to the Participant's surviving spouse, if any, or if the Participant has no surviving spouse, then to the following beneficiaries if then living in the following order of priority: (i) to the Participant's children (including adopted children and stepchildren) in equal shares, (ii) to the Participant's parents in equal shares, (iii) to the Participant's brothers and sisters in equal shares and (iv) to the Participant's estate. A Participant may at any time change his or her beneficiary designation. A change of beneficiary designation must be made in writing and delivered to the Committee or its designee for such purposes. The interest of any beneficiary who predeceases the Participant will terminate unless otherwise specified by the Participant.

     5.6. Hardship Payment. Notwithstanding any other provision of this Plan to the contrary, a Participant may receive a payment with respect to his or her Accounts upon a finding by the Committee in its sole discretion that an unanticipated emergency caused by an event beyond the control of such Participant has occurred and that such emergency would result in financial hardship to such Participant if early payment were not permitted. The amount of such payment shall not exceed the amount necessary to meet such financial hardship as determined by the Committee in its sole discretion. The Committee shall have the right to require such Participant to submit such documentation as it deems appropriate for the purpose of determining the existence, cause, and extent of such hardship.

     5.7. Fractional Shares. Except as provided in Section 5.3(c) hereof, if as part of any payment hereunder, a fractional share of Common Stock would be paid, then in lieu thereof, the Fair Market Value of such fractional share on the date the payment is calculated shall be paid in cash.

     5.8. Withholding. Notwithstanding anything herein, in order to satisfy any withholding obligations under federal, state or local law in respect of amounts paid (whether in cash or Common Stock) or credited to a Participant under this Plan, the Company shall have the right to:

          (a) withhold such amounts from any payment to be made pursuant to this Plan or any other payment to be made to a Participant by the Company or any of its affiliates; or

          (b) reduce the number of Phantom Shares credited or to be credited to a Participant's Account(s).

     5.9. Claims Procedure. Claims for benefits under this Plan shall be filed with the Committee. If any Participant or other person claims to be entitled to a benefit under this Plan and the Committee determines that such claim should be denied in whole or in part, the Committee shall notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain (a) specific reasons for the denial, (b) specific reference to pertinent provisions of this Plan, (c) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary and (d) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Committee. If such notification is not given within such period, the claim will be considered denied as of the last day of such period, and such person may request a review of his or her claim. Neither this Section 5.9 nor Section 5.10 hereof shall apply with respect to any claims by any Participant under Section 3.7 hereof.

     5.10. Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his or her duly authorized representative) may (a) file a written request with the Committee for a review of his or her denied claim and of pertinent documents and (b) submit written issues and comments to the Committee. The Committee will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent provisions of this Plan. The decision on review will be made within 60 days after the request for review is received by the Committee. If the decision on review is not made within such period, the claim will be considered denied.

                                   ARTICLE 6.

                                 ADMINISTRATION

     6.1. Administration. This Plan shall be administered by the Committee. The Committee shall have all powers necessary to carry out the provisions of this Plan, including, without reservation, the power to delegate administrative matters to other persons and to interpret this Plan in its discretion.

                                   ARTICLE 7.

                                 MISCELLANEOUS

     7.1. Amendment and Termination of Plan. The Company may at any time by action of the Board of Directors amend or terminate this Plan. Upon termination of this Plan, no further Elections shall be permitted, but Options, Bonuses, and Stock Awards subject to prior Elections shall continue to be subject to the terms of such Elections and this Plan, and each Participant's Accounts will be maintained, credited and paid pursuant to the provisions of this Plan and the Participant's prior Elections.

     7.2. Controlling Provisions. Except as otherwise provided in this Plan, the Stock Plans will continue to control all aspects of awards granted under each such plan.

     7.3. Top-Hat Plan. This Plan, other than Section 3.7 hereof, is intended to qualify as a "top-hat" plan for purposes of ERISA and is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Section 3.7 hereof shall not be a part of that portion of the Plan that is intended to qualify as a "top-hat" plan and shall not be subject to any provision of ERISA.

     7.4. Limitation on Issuance of Common Stock. Notwithstanding anything herein, in no event shall any Participant or beneficiary thereof acquire under this Plan more than one percent (1%) of the Company's outstanding Common Stock as of the date this Plan was adopted by the Board of Directors. The maximum number of shares of Common Stock that may be issued under this Plan shall be equal to the product of (a) 1.2 and (b) the compensation deferred hereunder divided by the Fair Market Value of a share of Common Stock as of the dates such compensation is deferred.

     7.5. Mandatory Deferral. Notwithstanding anything herein to the contrary, no payment in respect of Phantom Shares credited to a Participant's Accounts hereunder shall be made to the extent that such payment would not be deductible by the Corporation for federal income tax purposes by reason of Section 162(m) of the Code, and any such amount not so paid shall be paid as soon as practicable after the first date that such amount could be paid and deducted by the Company for federal income tax purposes notwithstanding Section 162(m) of the Code. Pending the payment of an amount deferred pursuant to this Section 7.5, such amount shall continue to be credited to the Participant's Accounts in the form of Phantom Shares.

     7.6. No Alienation of Benefits. Participants and beneficiaries shall have no right to alienate, anticipate, commute, sell, assign, transfer, pledge, encumber or otherwise convey the right to receive any payment under this Plan, and any payment under this Plan or rights thereto shall not be subject to the debts, liabilities, contracts, engagements or torts of Participants or beneficiaries nor to attachment, garnishment or execution, nor shall they be transferable by operation of law in the event of bankruptcy or insolvency. Any attempt, whether voluntary or involuntary, to effect any such action shall be null, void, and of no effect.

     7.7. No Rights to Continued Employment. Nothing contained herein shall be construed as conferring upon an Executive the right to continue in the employ of the Company as an Executive or in any other capacity.

     7.8. Headings. The headings of the Sections hereof are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Plan.

     7.9. Applicable Law. This Plan shall be construed and administered under the laws of the State of Texas.

     7.10. Effective Date. The original effective date of the Plan is April 1, 2000.

                                                                    APPENDIX "C"

                               TEMPLE-INLAND INC.

                          DIRECTORS' FEE DEFERRAL PLAN

                                   ARTICLE 1.

                                  DEFINITIONS

     When used herein the following terms shall have the following meanings:

     1.1. "Administrator" means the Board or such person(s) as may be designated by the Board to administer this Plan.

     1.2. "Board" shall mean the Board of Directors of the Company.

     1.3. "Board Fees" shall mean annual retainer fees and meeting fees payable to an Eligible Director with respect to the Eligible Director's service on the Board and/or one or more Board committees.

     1.4. "Change in Control" shall mean the occurrence of any of the following:
(a) the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or
(iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (b) any person (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), corporation or other entity other than the Company shall make a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration, provided that (a) at least a portion of such securities sought pursuant to the offer in question is acquired and (b) after consummation of such offer, the person, corporation or other entity in question is the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire Common Stock of the Company).

     1.5. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.6. "Common Stock" shall mean the common stock, $1.00 par value, of the Company and, in the event such common stock is converted to another security or property, such other security or property.

     1.7. "Company" shall mean Temple-Inland Inc. and any successor thereto.

     1.8. "Election" shall mean a Fee Deferral Election or a Stock Option Election.

     1.9. "Effective Date" shall mean January 1, 2001, provided that the Plan shall be void ab intio if it is not approved by the Company's shareholders at the Company's 2001 annual shareholders' meeting.

     1.10. "Eligible Director" shall mean a member of the Board who is not also an employee or former employee of the Company or any of its subsidiaries and who is a "New Plan Director" under the terms of the Retirement and Deferred Compensation Plan for Directors of Temple-Inland Inc.

     1.11. "Fee Deferral Account" shall mean a Fee Deferral Account as defined in Section 3.1(a) hereof.

     1.12. "Fee Deferral Election" shall mean an irrevocable election by an Eligible Director, made on a form prescribed by the Administrator and delivered to the Administrator or its designee, to defer under this Plan the receipt of all or a specified portion of Board Fees otherwise payable to the Eligible Director.

     1.13. "Fair Market Value" shall mean the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange ("NYSE") as of the relevant date (or if the NYSE is not open on such date or the Common Stock is not traded on that day, the most recent prior date that the NYSE was open for trading and the Common Stock was traded).

     1.14. "Matching Credit Account" shall mean a Matching Credit Account as defined in Section 3.1(c) hereof.

     1.15. "Original Payment Date" shall mean the date as of which Board Fees would have been paid to an Eligible Director absent the Eligible Director's filing of an Election.

     1.16. "Phantom Shares" shall mean hypothetical shares of Common Stock credited to a Participant's Account having a value equal to the Fair Market Value of an equal number of shares of Common Stock.

     1.17. "Participant" shall mean any Eligible Director who files a valid Election.

     1.18. "Plan" shall mean this Temple-Inland Inc. Directors' Fee Deferral
Plan.

     1.19. "Service" means service as a member of the Board.

     1.20. "Stock Option Election" shall mean an election made by an Eligible Director to receive a stock option covering shares of Common Stock in lieu of Board Fees pursuant to the terms of a Stock Option Plan.

     1.21. "Stock Option Plan" shall mean the Temple-Inland Inc. 1997 Stock Option Plan and any other plan adopted by the Company that provides for the grant of stock options to Eligible Directors.

     1.22. "Termination of Service" shall mean any termination of an Eligible Director's service as a member of the Board, including by reason of death, disability or retirement.

                                   ARTICLE 2.

                          PARTICIPATION AND ELECTIONS

     2.1. Eligibility and Participation. An Eligible Director shall become a Participant in this Plan upon filing of a valid Fee Deferral Election hereunder or a valid Stock Option Election under a Stock Option Plan.

     2.2. Elections. In order for an Eligible Director to defer hereunder the receipt of all or a portion of Board Fees payable to the Eligible Director, the Eligible Director must file with the Administrator a Fee Deferral Election prior to the start of the Company's fiscal year in respect of which the Board Fees covered by the Fee Deferral Election would be paid. Pursuant to each Fee Deferral Election, a Participant shall elect the method (i.e., lump sum or installments) and form (i.e., stock or cash) of payment of such portion of the Participant's Fee Deferral Account and Matching Credit Account that is attributable to such Fee Deferral Election. At the time that an Eligible Director makes a Stock Option Election, such Eligible Director shall designate, in accordance with rules prescribed by the Plan Administrator, the method and form of payment of the portion of the Participant's Matching Credit Account that is attributable to such Stock Option Election.

                                   ARTICLE 3.

                                    ACCOUNTS

     3.1. Maintenance of Accounts; Vesting.

     (a) Fee Deferral Accounts. The Company shall establish and maintain in accordance with this Article 3 a bookkeeping account for each Participant who defers Board Fees hereunder, which account shall record and reflect the Board Fees deferred hereunder by the Participant (such account being referred to herein as a "Fee Deferral Account"). The Company shall maintain each Fee Deferral Account in a manner such that the portion of each such Account attributable to each Fee Deferral Election can be determined.

     (b) Crediting of Phantom Shares Upon Deferral of Board Fees. As of the Original Payment Date of Board Fees as to which a Participant has filed a Fee Deferral Election, the Participant's Fee Deferral Account shall be credited with a number of Phantom Shares equal to the quotient obtained by dividing (i) the amount of Board Fees covered by the Fee Deferral Election by
(ii) the Fair Market Value of a share of Common Stock as of such date.

     (c) Matching Credits. The Company shall establish and maintain in accordance with this Article 3 a bookkeeping account for each Participant credited with Matching Phantom Shares (as hereinafter defined), which account shall record and reflect the Matching Phantom Shares credited to the Participant (such account being referred to herein as a "Matching Credit Account"). A Participant's Matching Credit Account shall be credited, as of the Original Payment Date of the Board Fees covered by an Election made by the Participant, with a number of Phantom Shares ("Matching Phantom Shares") equal to the quotient obtained by dividing (i) 133% of the amount of Board Fees covered by the Election, by (ii) the Fair Market Value of a share of Common Stock as of the Original Payment Date of the Board Fees covered by the Election.

     (d) Deemed Dividends. Each Participant's Accounts shall, upon the payment of dividends on Common Stock, be credited with an additional number of Phantom Shares (including any fractional share) equal to the quotient obtained by dividing (i) the amount of dividends that would have been paid with respect to the Phantom Shares theretofore credited to the Participant's Accounts had they been actual issued and outstanding shares of Common Stock by (ii) the Fair Market Value of a share of Common Stock on the dividend payment date.

     (e) Payments. A Participant's Accounts shall be reduced by any payments made to the Participant, his or her beneficiary, estate, or representative.

     (f) Adjustments. If any of the following events occur, the Administrator shall make appropriate adjustments with respect to Phantom Shares credited to a Participant's Accounts: (i) any extraordinary dividend or other extraordinary distribution in respect of Common Stock (whether in the form of cash, Common Stock, other securities or other property); (ii) any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company; (iii) any issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company (other than to employees) at less than 80 percent of fair market value on the date of such issuance; or (iv) any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company.

     3.2. Vesting of Accounts. A Participant's Fee Deferral Account shall be fully vested and nonforfeitable at all times. A Participant's Matching Credit Account shall be fully vested and nonforfeitable upon the earlier of (a) the Participant's completion of five years of Service, (b) the Participant's death or total and permanent disability, (c) the first annual meeting of the Company's shareholders following the Participant's attainment of age 72, provided that the Participant is a member of the Board immediately prior to such meeting, or (d) the Participant's Termination of Service at any time upon or after a Change in Control. Prior to the earlier of the dates described in the preceding sentence, a Participant shall have no vested or nonforfeitable interest in his or her Matching Credits Account.

     3.3. Board Fees Covered by Elections. For purposes of this Article 3, the amount of Board Fees "covered" by an Election shall be the amount by which an Eligible Director's Board Fees are to be reduced by reason of an Election. If an Election covers less than all of the Board Fees payable to an Eligible Director during a fiscal year, the percentage of each payment of each type of Board Fee during the fiscal year that shall be treated as being covered by the Election shall be equal to the percentage of total Board Fees of the same type for the fiscal year that is covered by the Election.

     3.4. No Funding of Benefits. All adjustments to a Participant's Accounts shall be bookkeeping entries only and shall not represent a special reserve or otherwise constitute a funding of the Company's unsecured promise to pay any amounts hereunder. To the extent a Participant or any other person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company, and such person shall have only the unsecured promise of the Company that such payments shall be made.

                                   ARTICLE 4.

                                    PAYMENT

     4.1. Commencement of Payment. Except as otherwise provided in Section 4.4, the vested balance of a Participant's Account(s) shall be paid (or commence to be paid) as soon as practicable after an Eligible Director's Termination of Service.

     4.2. Payment.

     (a) Form. Subject to Sections 4.2(c) and 4.5 hereof, all payments with respect to Phantom Shares credited to a Participant's Accounts shall be made in the form of shares of Common Stock or cash, as elected by the Participant in accordance with Section 2.2 hereof.

     (b) Permissible Payment Methods. At the time of each Election made by a Participant, a Participant shall elect, in accordance with rules specified by the Administrator, to receive payment of amounts credited to the Participant's Fee Deferral Account and/or Matching Credit Account that are attributable to such Election in either of the following methods of payment:

          (i) a single payment, payable as soon as practicable after the Participant's Termination of Service, or

          (ii) annual installments, commencing as soon as practicable after the Eligible Director's Termination of Service, over a period of years (selected by the Participant) not to exceed 15, with the amount of each annual installment calculated by dividing the balance of the relevant Account (or portion thereof) at the end of the prior year by the number of installments remaining to be paid.

Notwithstanding the foregoing or any Election made by an Eligible Director to the contrary, in the event that an Eligible Director's Termination of Service occurs on or after a Change in Control, such Eligible Director's Accounts shall be paid in accordance with Section 4.2(b)(1) hereof.

     (c) Fractional Shares. If any annual installment (other than the last installment), calculated as set forth in Section 4.2(b)(ii) hereof, would result in the payment of a fractional share of Common Stock, such annual installment shall be reduced to the next lowest whole number of shares of Common Stock. If, as part of a single payment pursuant to Section 4.2(b)(i) or a final installment payment, a fractional share of Common Stock would be paid, then in lieu thereof, the Fair Market Value of such fractional share on the date the payment is calculated shall be paid in cash.

     4.3. Payment on Death.

     (a) Single Payment. Notwithstanding anything herein, in the event of the death of a Participant, the entire vested balance of the Participant's Accounts shall be paid to the Participant's beneficiary in a single payment as soon as practicable after the date of such death.

     (b) Beneficiary Designation. Each Participant shall designate a beneficiary to whom the Participant's Accounts shall be payable on the Participant's death. A Participant may also designate an alternate beneficiary to receive such payment in the event that the designated beneficiary cannot receive payment for any reason. In the event no designated or alternate beneficiary can receive such payment for any reason, payment will be made to the Participant's surviving spouse, if any, or if the Participant has no surviving spouse, then to the following beneficiaries if then living in the following order of priority: (i) to the Participant's children (including adopted children and stepchildren) in equal shares, (ii) to the Participant's parents in equal shares, (iii) to the Participant's brothers and sisters in equal shares, and
(iv) to the Participant's estate. A Participant may at any time change his or her beneficiary designation. A change of beneficiary designation must be made in writing and delivered to the Administrator or its designee for such purposes. The interest of any beneficiary who predeceases the Participant will terminate unless otherwise specified by the Participant.

     4.4. Hardship Payment. Notwithstanding any other provision of this Plan to the contrary, a Participant may receive a payment with respect to the vested portion of the Participant's Accounts upon a finding by the Administrator, in its sole discretion, that an unanticipated emergency caused by an event beyond the control of such Participant has occurred and that such emergency would result in financial hardship to such Participant if early payment were not permitted. The amount of such payment shall not exceed the amount necessary to meet such financial hardship as determined by the Administrator in its sole discretion. The Administrator shall have the right to require such Participant to submit such documentation as it deems appropriate for the purpose of determining the existence, cause, and extent of such hardship.

     4.5. Fractional Shares. Except as provided in Section 4.2(c) hereof, if as part of any payment hereunder, a fractional share of Common Stock would be paid, then in lieu thereof, the Fair Market Value of such fractional share on the date the payment is calculated shall be paid in cash.

     4.6. Certain Additional Payments. If any payment to a Participant or his or her beneficiary under this Plan (a "Plan Payment") will be subject to the excise tax (the "Excise Tax") imposed by Section 4999 of the Code, the Company shall pay to the Participant (or his or her surviving beneficiary) an additional amount (the "Gross-Up Payment") such that the net amount retained by the Participant (or his or her surviving beneficiary), after deduction of any Excise Tax on the Plan Payment and any federal, state and local income tax and Excise Tax upon the payment of provided for by this Section 4.6, shall be equal to the Plan Payment. For purposes of determining whether any Plan Payment will be subject to the Excise Tax and the amount of such Excise Tax, (a) any other payments or benefits received or to be received by the Participant (or his or her surviving beneficiary) in connection with a Change in Control or the Participant's termination of membership on the Board (whether pursuant to the terms of this Plan or any other plan, arrangement or agreement with the Company, any person whose actions result in a Change in Control or any person affiliated with the Company or such person) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning excess Section 280G(b)(1) of the Code shall be treated as subjects to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors and acceptable to the Participant (or the Participant's surviving beneficiary) such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount (as defined in Section 280G(b)(3) of the Code), or are otherwise not subject to the Excise Tax, (b) the amount of the Plan Payment which shall be treated as subject to the Excise Tax shall be equal to the lesser of (i) the total amount of the Plan Payment or (ii) the amount of excess parachute payments within the meaning of Section 280G(b)(1) (after applying clause (a), above, and (c) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, a Participant (or his or her surviving beneficiary) shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Participant's (or his or her surviving beneficiary's) residence, net of the maximum reduction in federal income taxes that could be obtained from deduction of such state and local taxes.

     4.7. Withholding. The Company shall have the right to deduct from any payment to be made pursuant to this Plan any federal, state or local taxes required by law to be withheld.

                                   ARTICLE 5.

                                 ADMINISTRATION

     5.1. Administration. This Plan shall be administered by the Administrator. The Administrator shall have all powers necessary to carry out the provisions of this Plan, including, without reservation, the power to delegate administrative matters to other persons and to interpret this Plan in its discretion.

                                   ARTICLE 6.

                                   RETIREMENT

     6.1. Retirement. Members of the Board shall be required to retire from membership of the Board not later than the next annual meeting of the shareholders of the Company following the year in which the member attains age 72.

                                   ARTICLE 7.

                                 MISCELLANEOUS

     7.1. Amendment and Termination of Plan. The Company may at any time by action of the Board amend or terminate this Plan. Upon termination of this Plan, no further Fee Deferral Elections shall be permitted and no further credits shall be made pursuant to the Section 3.1(c) hereof; provided, however, that each Participant's Accounts will be maintained and paid pursuant to the provisions of this Plan and the Participant's prior elections hereunder.

     7.2. Controlling Provisions. Except as otherwise provided in this Plan, the Stock Option Plans will continue to control all aspects of awards granted under each such plan.

     7.3. No Alienation of Benefits. Participants and beneficiaries shall have no right to alienate, anticipate, commute, sell, assign, transfer, pledge, encumber or otherwise convey the right to receive any payment under this Plan, and any payment under this Plan or rights thereto shall not be subject to the debts, liabilities, contracts, engagements or torts of Participants or beneficiaries nor to attachment, garnishment or execution, nor shall they be transferable by operation of law in the event of bankruptcy or insolvency. Any attempt, whether voluntary or involuntary, to effect any such action shall be null, void, and of no effect.

     7.4. No Rights to Continued Board Membership. Nothing contained herein shall be construed as conferring upon an Eligible Director the right to continue to serve as a member of the Board or any committee thereof or in any other capacity.

     7.5. Headings. The headings of the Sections hereof are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Plan.

     7.6. Applicable Law. This Plan shall be construed and administered under the laws of the State of Texas.

                                                                    APPENDIX "D"

                               TEMPLE-INLAND INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors of Temple-Inland Inc. to assist the Board in monitoring:

     - The integrity of the consolidated financial statements of the Company and the Company's financial reporting procedures,

     - The adequacy of the Company's systems of internal accounting and financial controls,

     - The independence and performance of the Company's internal and external auditors, and

     - The compliance by the Company with the Company's Standards of Business Conduct.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The Audit Committee shall be comprised of not less than three members of the Board of Directors. All members of the Audit Committee will have a working familiarity with basic accounting practices and at least one member must have accounting or related financial management expertise. In addition, each member of the Audit Committee shall:

     - be appointed by the Board of Directors upon recommendation from the Corporate Governance Committee,

     - be an independent non-executive director,

     - be free from any relationship that would interfere with the exercise of his or her independent judgment, and

     - meet the requirements of independence and any other requirements for audit committee membership established by the New York Stock Exchange.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require. In order to foster open communication, the Committee will meet at least once annually with a representative of the external auditors, the General Counsel, and the Corporate Audit Director in separate executive sessions without other members of senior management present to discuss matters that the Committee or any of these persons believe should be discussed privately. The Audit Committee shall have the authority, subject to the advice and counsel of the Board of Directors, to retain special legal, accounting, or other consultants for advice. The Audit Committee may request any officer or employee of the Company, legal counsel to the Company, the Corporate Audit Director, and a representative of the external auditors to attend any meeting of the Audit Committee. The Committee shall keep minutes of its meetings and provide regular reports to the Board of Directors.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  Review Procedures

     - Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the regulations of the Securities and Exchange Commission.

     - In consultation with management, the external auditors, and the internal auditors, review and assess the integrity of the Company's financial reporting processes and controls.

     - Review significant findings regarding the integrity of the Company's financial reporting processes and controls that are reported to the Audit Committee by the external auditors and the internal auditing department together with management's responses.

     - Review with financial management and the external auditors the Company's quarterly financial statements prior to filing or distribution. This review should include discussions with management and external auditors of issues regarding significant events, significant transactions, and significant changes in accounting estimates. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the external auditors in accordance with existing professional standards. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     - Review the Company's annual audited financial statements prior to filing or distribution and discuss the results of the audit with the external auditors. This review should include discussions with management and external auditors of issues regarding significant events, significant transactions, and significant changes in accounting estimates. Discuss certain matters required to be communicated to audit committees by the external auditors in accordance with existing professional standards.

  External Auditors

     - The Audit Committee shall review the independence and performance of the external auditors. The Audit Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate, and, when appropriate, replace the external auditors.

     - Review the fees and other significant compensation to be paid to the external auditors. This review should encompass fees for non-audit services to consider whether such fees are of a magnitude that could impair the independence of the external auditors.

     - The Audit Committee shall receive periodic reports from the external auditors, in accordance with existing professional standards, regarding the independence of the external auditors. The Audit Committee should review and discuss such reports with the external auditors. The Audit Committee shall also consider all significant relationships the firm and its members have with the Company that could impair the independence of the external auditors and take any other actions deemed necessary to ensure the independence of the external auditors. If so determined by the Audit Committee, recommend to the Board of Directors that appropriate action be taken to satisfy the Audit Committee and the Board of Directors of the independence of the external auditors.

     - Review and discuss the external auditors' audit plan, including reliance upon management and internal audit, and general audit approach.

     - Consider the external auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Internal Audit Department and Legal Compliance

     - Review, at least annually, the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department.

     - Review the appointment, performance, and replacement of the Corporate Audit Director.

     - Review significant reports prepared by the internal audit department together with management's response to these reports.

     - On at least an annual basis, review with the Company's general counsel any legal or regulatory matters that could have a significant effect on the Company's financial statements or compliance with the Company's Standards of Business Conduct.

  Other Audit Committee Responsibilities

     - Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     - Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

     - Establish, review, and update periodically the Company's Standards of Business Conduct and ensure that management has established a system to enforce the Standards.

     - Periodically perform self-assessment of audit committee performance.

     - Review financial and accounting personnel succession planning within the Company.

     - Annually review policies and procedures associated with directors' and officers expense accounts, and the results of any summary or review of the expense accounts prepared by internal or external auditors. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

P
R
O
X
Y

                               TEMPLE-INLAND INC.
                          1300 MOPAC EXPRESSWAY SOUTH
                              AUSTIN, TEXAS 78746

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR THE ANNUAL MEETING ON MAY 4, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and proxy statement each dated March 23, 2001 and does hereby appoint Kenneth M. Jastrow, II, Louis R. Brill, and M. Richard Warner, and each of them as Proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and vote, as designated below, all the shares of Common Stock, par value $1.00 per share, of Temple-Inland Inc. held of record by the undersigned on March 7, 2001 at the annual meeting of stockholders to be held on Friday, May 4, 2001, and any adjournment(s) thereof:

CONTINUED AND TO BE SIGNED ON REVERSE SIDE OF THIS CARD. DO NOT FOLD.
PLEASE VOTE.


                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

/X/  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.                                                               5340

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.
--------------------------------------------------------------------------------
THE DIRECTORS OF TEMPLE-INLAND INC. RECOMMEND VOTING FOR PROPOSALS 1, 2, 3, 4 AND 5.
--------------------------------------------------------------------------------

                  FOR        WITHHOLD
                             AUTHORITY

                  / /           / /

(Instructions: To withhold authority to vote for individual nominees write the names of such nominees in the space provided below.)

---------------------------------------------

1. Proposal to elect as Directors of Temple-Inland Inc. the following persons to hold office until the expiration of their terms or until their successors have been duly elected and have qualified. Nominees for Director: 01. Bobby
   R. Inman, 02. Kenneth M. Jastrow, II, 03. James A. Johnson, and 04. Herbert
   A. Sklenar.

                                                 FOR      AGAINST       ABSTAIN

                                                 / /        / /           / /

2. Proposal to ratify the selection of
   Ernst & Young LLP as independent
   auditors of Temple-Inland Inc. for
   the fiscal year ending December 29,
   2001.

3. Proposal to ratify the adoption of
   the Company's 2001 Stock Incentive
   Plan.

4. Proposal to ratify the adoption of
   the Company's Stock Deferral Plan.

5. Proposal to ratify the adoption of
   the Company's Directors' Fee Deferral
   Plan.

6. In their discretion the proxies are
   authorized to vote upon such other
   business as may properly come before
   the meeting.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SIGNATURE(S)                                                            DATE

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                         VOTE BY TELEPHONE OR INTERNET

                            QUICK o EASY o IMMEDIATE

Temple-Inland Inc. encourages you to take advantage of two new cost-effective and convenient ways to vote your shares. You may now vote your proxy 24 hours a day, 7 days a week, using either a touch-tone telephone or electronically through the Internet. YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 12:00 MIDNIGHT NEW YORK TIME ON MAY 3, 2001.

Your telephone or Internet vote authorizes the proxies named on the above proxy card to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

VOTE BY PHONE:    ON A TOUCH-TONE TELEPHONE DIAL 1-877-PRX-VOTE (1-877-779-8683)
                  FROM THE U.S. AND CANADA OR DIAL 201-536-8073 FROM OTHER
                  COUNTRIES.

                  You will be asked to enter the Voter Control Number that appears on the proxy card. Then follow the instructions.

                                       OR

VOTE BY INTERNET: LOG ON TO THE INTERNET AND GO TO THE WEB SITE:
                  http://www.eproxyvote.com/tin

                  Click on the "PROCEED" icon - You will be asked to enter the VOTER CONTROL NUMBER that appears on the proxy card. Then follow the instructions.

                                       OR

VOTE BY MAIL:     Mark, sign and date your proxy card and return it in the
                  postage-paid envelope. IF YOU ARE VOTING BY TELEPHONE OR THE
                  INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

                              THANK YOU FOR VOTING.